EXHIBIT 99

From: GEORDIE WALKER, BANC OF AMERICA SECU [mailto:GYRO@bloomberg.net]
Sent: Monday, November 08, 2004 3:01 PM
Subject: CMBS NEW ISSUE: BACM 04-5 PRICING BENCHMARKS


Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-5 $1.36BB NEW ISSUE CMBS

Lead-Mgrs: Banc of America Securities LLC / Deutsche Bank Securities Co-Managers: Citigroup/JPMorgan/Goldman, Sachs & Co.

Treasuries        Swaps
2yr   99-13.25     2yr 37.50
3yr   99-09.75     3yr 47.00
5yr   99-10.75     4yr 46.50
10yr 100-08        5yr 42.75
30yr 106-16        6yr 47.50
                   7yr 49.25
                   8yr 48.75
                   9yr 46.75
                  10yr 43.50

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC and Deutsche Bank Securities and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.

Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Scott Waynebern/Heath Forusz at Deutsche Bank Securities Inc, 60 Wall Street, New York, NY 10005.

Such securities may not be suitable for all investors.

-----Original Message-----
From: GEORDIE WALKER, BANC OF AMERICA SECU [mailto:GYRO@bloomberg.net]
Sent: Monday, November 08, 2004 4:13 PM
Subject: CMBS NEW ISSUE: BACM 04-5 - PRICED - Publics


Banc of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-5 $1.36BB NEW ISSUE CMBS

Lead-Mgrs: Banc of America Securities LLC / Deutsche Bank Securities Co-Managers: Citigroup/JPMorgan/Goldman, Sachs & Co.
Rating Agencies:  Moody's/S&P

                             Settle Date 11/23/2004
                             Legal Final 11/10/2041
                                Days Accrued 22

          Size          Rating                                           CBE                 Mod
Class    (Face)         (M/S)      Cusip           Price        Cpn      Yield    Spread     Dur
A1       57,600        Aaa/AAA     05947UXL7       100.251207   3.812    3.7129     26       2.671
A2       250,910       Aaa/AAA     05947UXM5       100.500433   4.176    4.0705     17       4.246
A3       305,377       Aaa/AAA     05947UXN3       100.502400   4.561    4.4968     24       5.703
AAB      45,540        Aaa/AAA     05947UXP8       100.503117   4.673    4.6125     32       5.815
A4       188,667       Aaa/AAA     05947UXQ6       100.501047   4.936    4.9040     29       7.497
AJ       90,241        Aaa/AAA     05947UXT0       100.505117   4.992    4.9613     33       7.574
B        39,161        Aa2/AA      05947UXU7       100.507642   5.058    5.0283     39       7.589
C        13,621        Aa3/AA-     05947UXV5       100.506111   5.099    5.0702     43       7.584
D        22,135         A2/A       05947UXW3       100.504845   5.158    5.1302     49       7.561
XP       1,331,702    Aaa/AAA      05947UXS2       3.211529     0.6843   3.9997     45       2.623

This message is for information purposes only, and we are not soliciting any action based upon it. The information herein is believed to be reliable but it should not be relied upon as such and is subject to change without notice. Banc of America Securities LLC and Deutsche Bank Securities and their affiliates may acquire, hold or sell positions in these securities or in related derivatives and may have an investment banking or banking relationship with the issuer.

Information herein will be superseded by information in the final prospectus, copies of which may be obtained from Steve Hogue/Peter Cookson at Bank of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255 or Scott Waynebern/Heath Forusz at Deutsche Bank Securities Inc, 60 Wall Street, New York, NY 10005.

Such securities may not be suitable for all investors.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id and Name     BACM04C5_RET
                     ----------------
Bond Type            FIXED
                     ----------------
Bond Name            A2 (AAA/Aaa )
                     ----------------                                                                                 --------------
Original Balance     251,176,000.00                                               Current Balance                     251,176,000.00
                     ----------------                                                                                 --------------
Original Coupon      4.015000  %                                                  Current Coupon                          4.015000 %
                     ----------------                                                                                 --------------
Deal Description     BACM04C5_RED
                     ----------------
Orig. Cutoff Date    11/1/04                                                       Dated Date                               11/1/04
                     ----------------                                                                                 --------------
Settlement Date      11/23/04                                                      First Payment Date                       12/10/04
                     ----------------                                                                                 --------------
PrepayMethod         CPR
                     ----------------
Scenario             0% CPR (except one loan partial prepay)
                     ---------------------------------------

Market Levels TSY03M TSY06M TSY01Y TSY02Y TSY03Y TSY05Y TSY10Y TSY30Y    WAC
--------------------------------------------------------------------------------
               2.592  2.592  2.592  2.592  2.831  3.355  4.086  4.846  0.000
--------------------------------------------------------------------------------

Swap Table    SWP01Y SWP02Y SWP03Y SWP04Y SWP05Y SWP06Y SWP07Y SWP08Y SWP09Y SWP10Y SWP11Y SWP12Y SWP15Y SWP20Y SWP25Y SWP30Y SWP40Y
------------------------------------------------------------------------------------------------------------------------------------
              35.000 35.000 44.250 44.750 41.500 46.250 48.500 48.250 46.000 42.500 52.300 61.350 63.260 63.250 50.500 33.750 33.750
------------------------------------------------------------------------------------------------------------------------------------
Report
Generated     Mon Nov 1 13:05:20 2004 (v.4.181) /home/abehlman/emikus/deals/cmbs/bacm04c5/red/bacm04c5_red.cmo,
              /data/strgrp/tsy/bacm_pac.level, /home/abehlman/tmp/p4773/BACM04C5_RET_DFLT_A3_py.csv
------------------------------------------------------------------------------------------------------------------------------------


                         0.0          BA1          BA2          BA3          BA4          BA5          BA6          BA7          BA8
------------------------------------------------------------------------------------------------------------------------------------
        100.000000      4.03         4.03         4.02         4.03         4.02         4.02         4.02         4.02         4.02
        100.125000      4.00         4.00         3.99         4.01         3.99         4.00         3.99         3.99         3.99
        100.250000      3.97         3.97         3.96         3.99         3.97         3.97         3.95         3.96         3.96
        100.375000      3.94         3.94         3.93         3.98         3.94         3.94         3.92         3.93         3.93
        100.500000      3.91         3.91         3.90         3.96         3.91         3.91         3.88         3.89         3.90
        100.625000      3.88         3.88         3.87         3.94         3.88         3.88         3.85         3.86         3.87
        100.750000      3.85         3.85         3.84         3.92         3.85         3.85         3.81         3.83         3.84
        100.875000      3.82         3.82         3.81         3.90         3.82         3.82         3.78         3.80         3.81
        101.000000      3.79         3.79         3.78         3.88         3.79         3.79         3.74         3.77         3.78
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Ave Life               4.774        4.749        4.534        7.698        4.682        4.724        3.928        4.296        4.597
Ave Cashflow           4.392        4.370        4.186        6.793        4.314        4.350        3.676        3.990        4.242
Mod Dur                4.265        4.244        4.069        6.500        4.189        4.224        3.555        3.866        4.119
Window            7/09-11/09   4/09-11/09   2/09-11/09   8/10-11/12    7/08-9/09  11/08-11/09   11/06-9/09    4/07-9/09    2/08-9/09
------------------------------------------------------------------------------------------------------------------------------------


BA1                                         50% CPY
BA2                                        100% CPY
BA3                                3 Year Balloon Extension
BA4               0 CPR, 1% CDR starting month 1, 12 month lag, 25% severity
BA5               0 CPR, 1% CDR starting month 1, 12 month lag, 50% severity
BA6               0 CPR, 5% CDR starting month 1, 12 month lag, 25% severity
BA7               0 CPR, 5% CDR starting month 1, 12 month lag, 50% severity
BA8              50% CPY, 5% CDR starting month 1, 12 month lag, 40% severity addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


US Patriot Act:

To help fight the funding of terrorism and money laundering activities, pursuant to The U.S. Patriot Act, Deutsche Bank U.S. obtains, verifies, and records information that identifies each person and entity with who we are a non affiliate that enter into a business relationship. Pursuant to The U.S. Patriot Act, when you enter into the business relationship, verification will include (but is not limited to) name, address, corporate tax identification number, date of birth (applicable to an individual), and other information that will allow us to identify you. We may also ask to see corporate resolutions or other identifying documents from you.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id and Name     BACM04C5_RET
                     ----------------
Bond Type            FIXED
                     ----------------
Bond Name            A3 (AAA/Aaa )
                     ----------------                                                                                 --------------
Original Balance     307,618,000.00                                               Current Balance                     307,618,000.00
                     ----------------                                                                                 --------------
Original Coupon      4.420000  %                                                  Current Coupon                          4.420000 %
                     ----------------                                                                                 --------------
Deal Description     BACM04C5_RED
                     ----------------                                                                                 --------------
Orig. Cutoff Date    11/1/04                                                      Dated Date                                 11/1/04
                     ----------------                                                                                 --------------
Settlement Date      11/23/04                                                     First Payment Date                        12/10/04
                     ----------------                                                                                 --------------
PrepayMethod         CPR
                     ----------------
Scenario             0% CPR (except one loan partial prepay)
                     ---------------------------------------

Market Levels TSY03M TSY06M TSY01Y TSY02Y TSY03Y TSY05Y TSY10Y TSY30Y    WAC
--------------------------------------------------------------------------------
                2.592  2.592  2.592  2.592  2.831  3.355  4.086  4.846  0.000
--------------------------------------------------------------------------------

Swap Table    SWP01Y SWP02Y SWP03Y SWP04Y SWP05Y SWP06Y SWP07Y SWP08Y SWP09Y SWP10Y SWP11Y SWP12Y SWP15Y SWP20Y SWP25Y SWP30Y SWP40Y
------------------------------------------------------------------------------------------------------------------------------------
              35.000 35.000 44.250 44.750 41.500 46.250 48.500 48.250 46.000 42.500 52.300 61.350 63.260 63.250 50.500 33.750 33.750
------------------------------------------------------------------------------------------------------------------------------------
Report
Generated     Mon Nov 1 13:05:21 2004 (v.4.181) /home/abehlman/emikus/deals/cmbs/bacm04c5/red/bacm04c5_red.cmo,
              /data/strgrp/tsy/bacm_pac.level, /home/abehlman/tmp/p4773/BACM04C5_RET_DFLT_A4_py.csv
------------------------------------------------------------------------------------------------------------------------------------


                         0.0          BA1          BA2          BA3          BA4          BA5          BA6          BA7          BA8
------------------------------------------------------------------------------------------------------------------------------------
        100.000000      4.44         4.44         4.44         4.45         4.44         4.44         4.44         4.44         4.44
        100.125000      4.42         4.42         4.42         4.43         4.42         4.42         4.41         4.42         4.42
        100.250000      4.40         4.40         4.40         4.41         4.40         4.40         4.39         4.39         4.40
        100.375000      4.38         4.38         4.37         4.40         4.37         4.38         4.37         4.37         4.37
        100.500000      4.35         4.35         4.35         4.38         4.35         4.35         4.34         4.35         4.35
        100.625000      4.33         4.33         4.33         4.37         4.33         4.33         4.32         4.32         4.33
        100.750000      4.31         4.31         4.31         4.35         4.31         4.31         4.29         4.30         4.31
        100.875000      4.29         4.29         4.28         4.33         4.29         4.29         4.27         4.28         4.28
        101.000000      4.27         4.27         4.26         4.32         4.26         4.27         4.24         4.26         4.26
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Ave Life               6.772        6.739        6.505        9.699        6.590        6.669        5.916        6.288        6.496
Ave Cash flow          5.994        5.968        5.782        8.249        5.854        5.915        5.319        5.617        5.780
Mod Dur                5.734        5.710        5.539        7.728        5.597        5.656        5.088        5.369        5.527
Window            7/11-11/11   2/11-11/11    2/11-9/11  11/12-11/14   9/09-11/11  11/09-11/11    9/09-9/11   9/09-11/11   9/09-11/11
------------------------------------------------------------------------------------------------------------------------------------


BA1                                         50% CPY
BA2                                        100% CPY
BA3                                3 Year Balloon Extension
BA4               0 CPR, 1% CDR starting month 1, 12 month lag, 25% severity
BA5               0 CPR, 1% CDR starting month 1, 12 month lag, 50% severity
BA6               0 CPR, 5% CDR starting month 1, 12 month lag, 25% severity
BA7               0 CPR, 5% CDR starting month 1, 12 month lag, 50% severity
BA8              50% CPY, 5% CDR starting month 1, 12 month lag, 40% severity addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

US Patriot Act:

To help fight the funding of terrorism and money laundering activities, pursuant to The U.S. Patriot Act, Deutsche Bank U.S. obtains, verifies, and records information that identifies each person and entity with who we are a non affiliate that enter into a business relationship. Pursuant to The U.S. Patriot Act, when you enter into the business relationship, verification will include (but is not limited to) name, address, corporate tax identification number, date of birth (applicable to an individual), and other information that will allow us to identify you. We may also ask to see corporate resolutions or other identifying documents from you.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id and Name     BACM04C5_RET
                     ----------------
Bond Type            FIXED
                     ----------------
Bond Name            A4 (AAA/Aaa )
                     ----------------                                                                                 --------------
Original Balance     198,649,000.00                                               Current Balance                     198,649,000.00
                     ----------------                                                                                 --------------
Original Coupon      4.825000 %                                                   Current Coupon                          4.825000 %
                     ----------------                                                                                 --------------
Deal Description     BACM04C5_RED
                     ----------------                                                                                 --------------
Orig. Cutoff Date    11/1/04                                                      Dated Date                                 11/1/04
                     ----------------                                                                                 --------------
Settlement Date      11/23/04                                                     First Payment Date                        12/10/04
                     ----------------                                                                                 --------------
PrepayMethod         CPR
                     ----------------
Scenario             0% CPR (except one loan partial prepay)
                     ---------------------------------------

Market Levels TSY03M TSY06M TSY01Y TSY02Y TSY03Y TSY05Y TSY10Y TSY30Y    WAC
--------------------------------------------------------------------------------
                2.592  2.592  2.592  2.592  2.831  3.355  4.086  4.846  0.000
--------------------------------------------------------------------------------

Swap Table    SWP01Y SWP02Y SWP03Y SWP04Y SWP05Y SWP06Y SWP07Y SWP08Y SWP09Y SWP10Y SWP11Y SWP12Y SWP15Y SWP20Y SWP25Y SWP30Y SWP40Y
------------------------------------------------------------------------------------------------------------------------------------
              35.000 35.000 44.250 44.750 41.500 46.250 48.500 48.250 46.000 42.500 52.300 61.350 63.260 63.250 50.500 33.750 33.750
------------------------------------------------------------------------------------------------------------------------------------
Report
Generated     Mon Nov 1 13:05:21 2004 (v.4.181) /home/abehlman/emikus/deals/cmbs/bacm04c5/red/bacm04c5_red.cmo,
              /data/strgrp/tsy/bacm_pac.level, /home/abehlman/tmp/p4773/BACM04C5_RET_DFLT_A5_py.csv
------------------------------------------------------------------------------------------------------------------------------------


                         0.0          BA1          BA2          BA3          BA4          BA5          BA6          BA7          BA8
------------------------------------------------------------------------------------------------------------------------------------
        100.000000      4.86         4.86         4.86         4.86         4.86         4.86         4.86         4.86         4.86
        100.125000      4.84         4.84         4.84         4.85         4.84         4.84         4.84         4.84         4.84
        100.250000      4.82         4.82         4.82         4.83         4.82         4.82         4.82         4.82         4.82
        100.375000      4.81         4.81         4.81         4.82         4.81         4.81         4.80         4.81         4.81
        100.500000      4.79         4.79         4.79         4.81         4.79         4.79         4.78         4.79         4.79
        100.625000      4.78         4.77         4.77         4.79         4.77         4.78         4.76         4.77         4.77
        100.750000      4.76         4.76         4.76         4.78         4.76         4.76         4.75         4.76         4.76
        100.875000      4.74         4.74         4.74         4.76         4.74         4.74         4.73         4.74         4.74
        101.000000      4.73         4.73         4.72         4.75         4.72         4.73         4.71         4.72         4.72
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Ave Life               9.643        9.578        9.363       12.279        9.479        9.608        8.506        9.373        9.374
Ave Cash flow          8.116        8.069        7.910       10.009        7.999        8.091        7.296        7.925        7.923
Mod Dur                7.542        7.502        7.369        9.058        7.438        7.520        6.802        7.368        7.371
Window             1/14-9/14    8/13-8/14    6/13-6/14   11/14-8/17    5/12-9/14    5/13-9/14    9/11-8/14   11/11-9/14    2/12-8/14
------------------------------------------------------------------------------------------------------------------------------------


BA1                                         50% CPY
BA2                                        100% CPY
BA3                                3 Year Balloon Extension
BA4               0 CPR, 1% CDR starting month 1, 12 month lag, 25% severity
BA5               0 CPR, 1% CDR starting month 1, 12 month lag, 50% severity
BA6               0 CPR, 5% CDR starting month 1, 12 month lag, 25% severity
BA7               0 CPR, 5% CDR starting month 1, 12 month lag, 50% severity
BA8              50% CPY, 5% CDR starting month 1, 12 month lag, 40% severity addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


US Patriot Act:

To help fight the funding of terrorism and money laundering activities, pursuant to The U.S. Patriot Act, Deutsche Bank U.S. obtains, verifies, and records information that identifies each person and entity with who we are a non affiliate that enter into a business relationship. Pursuant to The U.S. Patriot Act, when you enter into the business relationship, verification will include (but is not limited to) name, address, corporate tax identification number, date of birth (applicable to an individual), and other information that will allow us to identify you. We may also ask to see corporate resolutions or other identifying documents from you.

                          Price/Yield Table - Class XP

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                  BACM Series 2004-5                                   Initial Balance:               1,348,141,000
Settlement Date:                  11/23/04                                      Initial Pass-Through Rate:           0.8121%
Accrual Start Date:               11/01/04
First Pay Date:                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepayment (CPR)                 Scenario 1              Scenario 2
During YM                          0.00%                    0.00%
During Open                       100.00%                  100.00%

Defualt (CDR)                    Scenario 1              Scenario 2

                                                  Defualt on Top 25% of
                                              Collateral sorted as per Net WAC

Default Rate                       0.00%                    0.00%
Loss Severity                      0.00%                   35.00%
Lag (months)                         0                       12
Default Starting in Month            0                   Def Vector             <--( 2 CDR for 2 years, 4 CDR for year3, 6 CDR
                                                                                   for Year4 and 8CDR thereafter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Scenario 1              Scenario 2
          3.703810000               4.94                    4.92
          3.719430000               4.78                    4.76
          3.735060000               4.62                    4.60
          3.750680000               4.46                    4.44
          3.766310000               4.31                    4.29
          3.781930000               4.15                    4.13
          3.797560000               4.00                    3.98
          3.813180000               3.84                    3.82
          3.828810000               3.69                    3.67
          3.844430000               3.54                    3.52
          3.860060000               3.39                    3.37
          3.875680000               3.24                    3.22
          3.891310000               3.09                    3.07
          3.906930000               2.94                    2.92
          3.922560000               2.80                    2.78
          3.938180000               2.65                    2.63
          3.953810000               2.51                    2.49
WAL (yrs)                           5.21                    5.21
Mod Dur                             2.65                   2.649
First Prin Pay                   5/10/2005                5/10/2005
Maturity                         11/10/2011              11/10/2011
Yield Spread                         31                      29
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                   Treasury Curve as of
                                                                                                  ----------------------------------
1% Cleanup Call is Exercised                                                                      Term (Yrs)           Yield (BEY%)
----------------------------                                                                      ----------------  ----------------
Initial Balance is as of November 2004                                                               1/12                 2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%

100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%

Prepayment Premiums are allocated to one or more classes                                              2                   2.592%

of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%

No Extensions on any Mortgage Loan                                                                    10                  4.086%

                                                                                                      30                  4.846%
------------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                 Likelihood of Receipt of Prepayment Penalties


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

BACM 2004-5
                                                                     100%
                                                               Contribution to
Loan Name                                       Balance        the Combined IO
Power Self Storage                         3,739,810.19             0.51%
Simon - Cheltenham Square Mall            54,941,036.00             7.44%
Sun Communities Portfolio 13              36,487,198.00             0.94%
Sun Communities Portfolio 4               27,620,542.00             0.71%
James River Towne Center                  26,080,467.08             2.47%
Koreatown Galleria                        20,979,478.95             1.45%
L'Oreal Warehouse                         20,200,000.00             1.76%
Medical Mutual of Ohio - Toledo           19,248,572.68             1.95%
Beechnut                                   2,345,325.34             0.25%
The Falls at Ocotillo                     14,800,000.00             2.00%
Abbey West Apartments                     13,952,717.71             0.31%
Sterling University Villa                 13,600,000.00             0.37%
Sun Communities - Southfork               13,360,000.00             0.35%
Omega Corporate Center                    24,900,000.00             2.21%
Zeman Portfolio - Shady Oaks I & II       12,332,985.00             0.47%
Richmond Hill Road Plaza                  11,977,977.41             1.62%
Tamal Vista Warehouse                     11,269,865.45             1.53%
Village of Woodland Hills                  9,481,631.07             1.13%
Villa Monaco Shopping Center               9,150,000.00             0.86%
Beach Western Commons                      8,800,000.00             1.19%
Home Depot Center                          8,425,873.04             0.73%
Sunrise Medical Tower I & II               8,159,698.19             0.87%
Sunrise Medical Tower III                  7,965,587.01             0.85%
Zeman Portfolio - Pleasant Valley
  MHC and Self Storage                     7,892,026.00             0.41%
Stor All - Gentilly                        6,819,050.07             0.66%
Shoppes at Victoria Square                 6,750,000.00             0.66%
All Storage Mustang Road                   6,693,548.29             0.50%
The Marketplace at Hollywood Park          6,500,000.00             0.72%
ICG Portfolio                             50,500,000.00             2.94%
Cypress Self Storage                       6,075,000.00             0.67%
Santa Rosa Plaza                           5,984,613.49             0.91%
A-1 North Hollywood Self Storage           5,683,299.70             0.51%
Park Place Shopping Center                 4,287,507.29             0.46%
Nob Hill Self Storage                      5,600,000.00             0.71%
Milledgeville Shops                        5,081,851.26             0.66%
Medical Family Health Center               4,919,319.70             0.15%
North County Corporate Center             26,660,000.00             0.85%
Rush Creek II                              5,026,400.70             0.70%
TRAK Microwave Industrial Building         4,291,232.79             0.37%
Hampton Inn - Colton, CA                   4,100,000.00             0.61%
West Marine Plaza                          3,885,792.79             0.36%
Zeman Portfolio - Sunny Acres              3,784,282.00             0.20%
Black Hills Medical Park                   3,766,030.52             0.08%
Walgreens - Sacramento, CA                 3,590,601.70             0.52%
Office Depot/ Michael's                    3,495,220.76             0.34%
Sonterra Park Market                       3,483,384.14             0.42%
A-1 Santa Ana Self Storage                 2,994,032.36             0.29%
Sunrise Medical Tower V                    2,343,944.67             0.25%
Sun Communities - Bonita Lake              1,520,000.00             0.04%
Sunrise Medical Tower IV                   1,150,629.52             0.12%
Riverview Plaza                           10,660,341.29             1.05%
Storage USA - Savi Ranch                   6,600,000.00             0.99%
Storage Choice - Pearland                  3,087,324.77             0.40%
Storage Choice Sugar Land                  3,091,537.00             0.42%
Storage Columbus Macon Road                2,140,941.04             0.34%
Ross Valley Self Storage                   4,291,353.13             0.35%
Smoky Hill Town Center Phase II            2,595,060.39             0.33%
Brookhollow Village Shopping Center        3,991,921.54             0.40%
Texas Station Shopping Center              2,591,376.62             0.43%
Prescott Valley Shopping Center            7,492,363.46             0.46%
1 Kimberly Road & 10 Alvin Court           6,150,000.00             0.64%
Boulder Bins Self Storage                  5,493,910.89             0.45%
Jefferson at Congressional (Land)         18,500,000.00             3.30%
Commonwealth Commerces Center              9,266,530.13             0.98%
Redline Self Storage                       2,175,552.82             0.13%
Stor All - Tchoupitoulas                   7,117,694.60             0.68%
Arts Industria Building                    4,241,655.54             0.48%
Courtyard Springfield                     13,650,000.00             0.94%
Malibu Self Storage                        5,775,000.00             0.76%
Corporate Center                          32,900,000.00             1.89%
Dutch Village                              2,900,000.00             0.35%
Annunziata Multifamily Portfolio I         4,750,000.00             0.18%
Storage One at Tenaya                      3,584,989.39             0.34%
Congressional Village                     32,500,000.00             5.79%
Roswell Village                           12,300,000.00             1.18%
Summit Plaza Self Storage                  4,077,738.38             0.41%
Kennedy Meadows MHC                        2,217,757.41             0.08%
Skytop Pavillion I                        13,345,000.00             0.71%
Truxtun Avenue                             4,995,476.04             0.55%
Storage USA Waldorf                        5,644,083.55             0.32%
Fredericksburg Westwood Center Retail     10,850,998.81             1.59%
Lockaway SS - Hollywood                    3,375,000.00             0.43%
American Self Storage                      4,985,325.83             0.40%
8210 Wellmoor Court                        3,450,000.00             0.17%
Annunziata Multifamily Portfolio II        3,100,000.00             0.11%
3100 Weslayan                              4,650,000.00             0.54%
Bluffton Commons                          10,180,000.00             0.99%
Storage USA - Tamarisk                     3,899,417.61             0.57%
Plaza 205                                 16,000,000.00             2.10%
CLK - Paddock Place Apartments             5,610,000.00             0.23%
Summit Place Apartments                    6,386,934.28             0.60%
Princeton Arms & Court                    24,813,390.73             0.60%
Zeman Portfolio - Colonial Estates         4,704,730.00             0.24%
Quail Run / Southpointe                    7,578,419.21             0.89%
Zeman Portfolio - Valley Oaks              4,847,604.00             0.25%
Cascades Apts - Phoenix, AZ                6,123,788.28             0.33%
North Oak Apartments                       3,995,546.72             0.08%
Huntington Apartments                      9,140,000.00             0.18%
Fairmeadow Apartments                      4,240,000.00             0.07%
Ocean Luxury Residences                   90,000,000.00             1.82%
Country Club Ridge                         5,500,000.00             0.80%
Zeman Portfolio - Edgebrook                6,800,000.00             0.35%
Zeman Portfolio - Maple Grove Estates      6,476,490.00             0.31%
AMLI Timberglen                           10,400,000.00             0.26%
Acerno Villas Apartments                  12,400,000.00             1.50%
Brook Lyn Apartments                       3,400,000.00             0.33%
Zeman Portfolio - Alpine Village          17,442,282.00             1.98%
Saddlebrook Apartments                    11,750,000.00             1.47%
Bank of America Center                   137,000,000.00             3.75%
Charles Square                            77,000,000.00             4.13%
Rentar Plaza                              52,000,000.00             0.64%


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

               Price/Yield Table - Class XP

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                  BACM Series 2004-5                                Initial Balance:                   1,348,141,000
Settlement Date:                  11/23/04                                      Initial Pass-Through Rate:               0.8121%
Accrual Start Date:               11/01/04
First Pay Date:                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepayment (CPR)                 Scenario 1              Scenario 2
During YM                          0.00%                  0.00%
During Open                       100.00%                100.00%

Defualt (CDR)                    Scenario 1              Scenario 2

                                                    Defualt on Top 25% of
                                                Collateral sorted as per Net WAC

Default Rate                      0.00%                  0.00%
Loss Severity                     0.00%                  35.00%
Lag (months)                        0                      12
Default Starting in Month           0                  Def Vector               <--( 2 CDR for 2 years, 4 CDR for year3, 6 CDR
                                                                                   for Year4 and 8CDR thereafter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Scenario 1                 Scenario 2
           3.703810000              4.94                       4.92
           3.719430000              4.78                       4.76
           3.735060000              4.62                       4.60
           3.750680000              4.46                       4.44
           3.766310000              4.31                       4.29
           3.781930000              4.15                       4.13
           3.797560000              4.00                       3.98
           3.813180000              3.84                       3.82
           3.828810000              3.69                       3.67
           3.844430000              3.54                       3.52
           3.860060000              3.39                       3.37
           3.875680000              3.24                       3.22
           3.891310000              3.09                       3.07
           3.906930000              2.94                       2.92
           3.922560000              2.80                       2.78
           3.938180000              2.65                       2.63
           3.953810000              2.51                       2.49
WAL (yrs)                           5.21                       5.21
Mod Dur                             2.65                      2.649
First Prin Pay                    5/10/2005                 5/10/2005
Maturity                         11/10/2011                 11/10/2011
Yield Spread                         31                         29
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                   Treasury Curve as of
                                                                                                  ----------------------------------
1% Cleanup Call is Exercised                                                                      Term (Yrs)           Yield (BEY%)
----------------------------                                                                      ----------------  ----------------

Initial Balance is as of November 2004                                                               1/12                 2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%

100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%

Prepayment Premiums are allocated to one or more classes                                              2                   2.592%

of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%

No Extensions on any Mortgage Loan                                                                    10                  4.086%

                                                                                                      30                  4.846%
------------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                 Likelihood of Receipt of Prepayment Penalties


his material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

------------------------------------------------------------------------------------------------------------------------------------
Security ID:            BACM Series 2004-5                                           Initial Balance:                  1,348,141,000
Settlement Date:            11/23/04                                            Initial Pass-Through Rate:                   0.8121%
Accrual Start Date:         11/01/04
First Pay Date:             12/10/04
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepayment (CPR)  Scenario 1   Scenario 2   Scenario 3   Scenario 4   Scenario 5
--------------------------------------------------------------------------------
During YM            0.00%        0.00%        0.00%        0.00%        0.00%
During Open          0.00%       25.00%       50.00%       75.00%      100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Scenario 1   Scenario 2   Scenario 3   Scenario 4   Scenario 5
   3.703810000       4.94         4.94         4.94         4.94         4.94
   3.719430000       4.78         4.78         4.78         4.78         4.78
   3.735060000       4.62         4.62         4.62         4.62         4.62
   3.750680000       4.46         4.46         4.46         4.46         4.46
   3.766310000       4.31         4.31         4.31         4.31         4.31
   3.781930000       4.15         4.15         4.15         4.15         4.15
   3.797560000       4.00         4.00         4.00         4.00         4.00
   3.813180000       3.84         3.84         3.84         3.84         3.84
   3.828810000       3.69         3.69         3.69         3.69         3.69
   3.844430000       3.54         3.54         3.54         3.54         3.54
   3.860060000       3.39         3.39         3.39         3.39         3.39
   3.875680000       3.24         3.24         3.24         3.24         3.24
   3.891310000       3.09         3.09         3.09         3.09         3.09
   3.906930000       2.94         2.94         2.94         2.94         2.94
   3.922560000       2.80         2.80         2.80         2.80         2.80
   3.938180000       2.65         2.65         2.65         2.65         2.65
   3.953810000       2.51         2.51         2.51         2.51         2.51
WAL (yrs)            5.21         5.21         5.21         5.21         5.21
Mod Dur              2.65         2.65         2.65         2.65         2.65
First Prin Pay    5/10/2005   5/10/2005    5/10/2005    5/10/2005    5/10/2005
Maturity         11/10/2011  11/10/2011   11/10/2011   11/10/2011   11/10/2011
Yield Spread         31           31           31           31           31
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                   Treasury Curve as of
                                                                                                  ----------------------------------
1% Cleanup Call is Exercised                                                                      Term (Yrs)           Yield (BEY%)
----------------------------                                                                      ----------------  ----------------
Initial Balance is as of November 2004                                                               1/12                 2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%

100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%

Prepayment Premiums are allocated to one or more classes                                              2                   2.592%

of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%

No Extensions on any Mortgage Loan                                                                    10                  4.086%

                                                                                                      30                  4.846%
------------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                 Likelihood of Receipt of Prepayment Penalties


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

------------------------------------------------------------------------------------------------------------------------------------
Security ID:            BACM Series 2004-5                                           Initial Balance:                  1,348,141,000
Settlement Date:            11/23/04                                            Initial Pass-Through Rate:                   0.8121%
Accrual Start Date:         11/01/04
First Pay Date:             12/10/04
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment (CPR)  Scenario 1   Scenario 2   Scenario 3   Scenario 4   Scenario 5
--------------------------------------------------------------------------------
During YM            0.00%       25.00%       50.00%       75.00%      100.00%
During Open          0.00%       25.00%       50.00%       75.00%      100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Scenario 1   Scenario 2   Scenario 3   Scenario 4   Scenario 5
   3.703810000       4.94         4.94         4.93         4.93         4.74
   3.719430000       4.78         4.78         4.77         4.77         4.58
   3.735060000       4.62         4.62         4.62         4.61         4.42
   3.750680000       4.46         4.46         4.46         4.45         4.26
   3.766310000       4.31         4.31         4.30         4.30         4.11
   3.781930000       4.15         4.15         4.15         4.14         3.95
   3.797560000       4.00         3.99         3.99         3.99         3.80
   3.813180000       3.84         3.84         3.84         3.83         3.65
   3.828810000       3.69         3.69         3.69         3.68         3.49
   3.844430000       3.54         3.54         3.53         3.53         3.34
   3.860060000       3.39         3.39         3.38         3.38         3.19
   3.875680000       3.24         3.24         3.23         3.23         3.04
   3.891310000       3.09         3.09         3.09         3.08         2.90
   3.906930000       2.94         2.94         2.94         2.93         2.75
   3.922560000       2.80         2.79         2.79         2.79         2.60
   3.938180000       2.65         2.65         2.65         2.64         2.46
   3.953810000       2.51         2.50         2.50         2.50         2.32
WAL (yrs)            5.21         5.21         5.21         5.21         5.19
Mod Dur              2.65         2.65         2.65         2.65         2.67
First Prin Pay    5/10/2005    5/10/2005    5/10/2005    5/10/2005    5/10/2005
Maturity         11/10/2011   11/10/2011   11/10/2011   11/10/2011   11/10/2011
Yield Spread         31            30           30           30           11
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                   Treasury Curve as of
                                                                                                  ----------------------------------
1% Cleanup Call is Exercised                                                                      Term (Yrs)           Yield (BEY%)
----------------------------                                                                      ----------------  ----------------
Initial Balance is as of November 2004                                                               1/12                 2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%

100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%

Prepayment Premiums are allocated to one or more classes                                              2                   2.592%

of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%

No Extensions on any Mortgage Loan                                                                    10                  4.086%

                                                                                                      30                  4.846%
------------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                 Likelihood of Receipt of Prepayment Penalties


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                          Price/Yield Table - Class XP

------------------------------------------------------------------------------------------------------------------------------------
Security ID:            BACM Series 2004-5                                           Initial Balance:                  1,348,141,000
Settlement Date:            11/23/04                                            Initial Pass-Through Rate:                   0.8121%
Accrual Start Date:         11/01/04
First Pay Date:             12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)   Scenario 1  Scenario 2  Scenario 3   Scenario 4   Scenario 5   Scenario 6   Scenario 7   Scenario 8    Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
During YM             0.00%       0.00%      0.00%         0.00%       0.00%         0.00%       0.00%         0.00%         0.00%
During Open          100.00%     100.00%    100.00%       100.00%     100.00%       100.00%     100.00%       100.00%       100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Defualt (CDR)      Scenario 1  Scenario 2  Scenario 3   Scenario 4   Scenario 5   Scenario 6   Scenario 7   Scenario 8    Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
Default Rate          0.00%       1.00%      2.00%         3.00%       4.00%         5.00%       6.00%         7.00%         8.00%
Loss Severity         0.00%      35.00%      35.00%       35.00%       35.00%       35.00%       35.00%       35.00%        35.00%
Lag (months)            0          12          12           12           12           12           12           12            12
Default Starting
 in Month               0          24          24           24           24           24           24           24            24
------------------------------------------------------------------------------------------------------------------------------------

                   Scenario 1  Scenario 2  Scenario 3   Scenario 4   Scenario 5   Scenario 6   Scenario 7   Scenario 8    Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
     3.703810000      4.94        4.94        4.94         4.94         4.94         4.94         4.94         4.94          4.93
     3.719430000      4.78        4.78        4.78         4.78         4.78         4.78         4.78         4.78          4.77
     3.735060000      4.62        4.62        4.62         4.62         4.62         4.62         4.62         4.62          4.62
     3.750680000      4.46        4.46        4.46         4.46         4.46         4.46         4.46         4.46          4.46
     3.766310000      4.31        4.31        4.31         4.31         4.31         4.31         4.30         4.30          4.30
     3.781930000      4.15        4.15        4.15         4.15         4.15         4.15         4.15         4.15          4.15
     3.797560000      4.00        4.00        4.00         4.00         4.00         4.00         3.99         3.99          3.99
     3.813180000      3.84        3.84        3.84         3.84         3.84         3.84         3.84         3.84          3.84
     3.828810000      3.69        3.69        3.69         3.69         3.69         3.69         3.69         3.69          3.68
     3.844430000      3.54        3.54        3.54         3.54         3.54         3.54         3.54         3.54          3.53
     3.860060000      3.39        3.39        3.39         3.39         3.39         3.39         3.39         3.39          3.38
     3.875680000      3.24        3.24        3.24         3.24         3.24         3.24         3.24         3.24          3.23
     3.891310000      3.09        3.09        3.09         3.09         3.09         3.09         3.09         3.09          3.08
     3.906930000      2.94        2.94        2.94         2.94         2.94         2.94         2.94         2.94          2.94
     3.922560000      2.80        2.80        2.80         2.80         2.80         2.80         2.79         2.79          2.79
     3.938180000      2.65        2.65        2.65         2.65         2.65         2.65         2.65         2.65          2.64
     3.953810000      2.51        2.51        2.51         2.51         2.51         2.50         2.50         2.50          2.50
WAL (yrs)             5.21        5.21        5.21         5.21         5.21         5.21         5.21         5.21          5.21
Mod Dur               2.65        2.65        2.65         2.65         2.65         2.65         2.65         2.65          2.65
First Prin Pay      5/10/2005   5/10/2005  5/10/2005     5/10/2005   5/10/2005     5/10/2005   5/10/2005     5/10/2005     5/10/2005
Maturity           11/10/2011  11/10/2011  11/10/2011   11/10/2011   11/10/2011   11/10/2011   11/10/2011   11/10/2011    11/10/2011
Yield Spread           31          31          31           31           31           30           30           30            30
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                   Treasury Curve as of
                                                                                                  ----------------------------------
1% Cleanup Call is Exercised                                                                      Term (Yrs)           Yield (BEY%)
----------------------------                                                                      ----------------  ----------------
Initial Balance is as of November 2004                                                               1/12                 2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%

100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%

Prepayment Premiums are allocated to one or more classes                                              2                   2.592%

of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%

No Extensions on any Mortgage Loan                                                                    10                  4.086%

                                                                                                      30                  4.846%
------------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                 Likelihood of Receipt of Prepayment Penalties


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                              Price/Yield Table - Class XP

------------------------------------------------------------------------------------------------------------------------------------
Security ID:            BACM Series 2004-5                                           Initial Balance:                  1,348,141,000
Settlement Date:            11/23/04                                            Initial Pass-Through Rate:                   0.8121%
Accrual Start Date:         11/01/04
First Pay Date:             12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)   Scenario 1  Scenario 2   Scenario 3   Scenario 4   Scenario 5   Scenario 6   Scenario 7   Scenario 8   Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
During YM             0.00%       0.00%       0.00%         0.00%       0.00%         0.00%        0.00%       0.00%         0.00%
During Open          100.00%     100.00%     100.00%       100.00%     100.00%       100.00%      100.00%     100.00%       100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Defualt (CDR)      Scenario 1  Scenario 2   Scenario 3   Scenario 4   Scenario 5   Scenario 6   Scenario 7   Scenario 8   Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
Default Rate          0.00%       1.00%       2.00%         3.00%       4.00%         5.00%        6.00%       7.00%         8.00%
Loss Severity         0.00%      35.00%       35.00%       35.00%       35.00%       35.00%       35.00%       35.00%       35.00%
Lag (months)            0          12           12           12           12           12           12           12           12
Default Starting
 in Month               0           1           1             1           1             1            1           1             1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   Scenario 1  Scenario 2   Scenario 3   Scenario 4   Scenario 5   Scenario 6   Scenario 7   Scenario 8   Scenario 9
     3.703810000      4.94        4.94         4.94         4.94         4.94         4.94         4.94         4.61         4.06
     3.719430000      4.78        4.78         4.78         4.78         4.78         4.78         4.78         4.45         3.90
     3.735060000      4.62        4.62         4.62         4.62         4.62         4.62         4.62         4.30         3.74
     3.750680000      4.46        4.46         4.46         4.46         4.46         4.46         4.46         4.14         3.58
     3.766310000      4.31        4.31         4.31         4.31         4.31         4.31         4.31         3.98         3.42
     3.781930000      4.15        4.15         4.15         4.15         4.15         4.15         4.15         3.82         3.27
     3.797560000      4.00        4.00         4.00         4.00         4.00         4.00         4.00         3.67         3.11
     3.813180000      3.84        3.84         3.84         3.84         3.84         3.84         3.84         3.52         2.96
     3.828810000      3.69        3.69         3.69         3.69         3.69         3.69         3.69         3.36         2.81
     3.844430000      3.54        3.54         3.54         3.54         3.54         3.54         3.54         3.21         2.65
     3.860060000      3.39        3.39         3.39         3.39         3.39         3.39         3.39         3.06         2.50
     3.875680000      3.24        3.24         3.24         3.24         3.24         3.24         3.24         2.91         2.35
     3.891310000      3.09        3.09         3.09         3.09         3.09         3.09         3.09         2.76         2.21
     3.906930000      2.94        2.94         2.94         2.94         2.94         2.94         2.94         2.62         2.06
     3.922560000      2.80        2.80         2.80         2.80         2.80         2.80         2.80         2.47         1.91
     3.938180000      2.65        2.65         2.65         2.65         2.65         2.65         2.65         2.32         1.77
     3.953810000      2.51        2.51         2.51         2.51         2.51         2.51         2.51         2.18         1.62
WAL (yrs)             5.21        5.21         5.21         5.21         5.21         5.21         5.21         5.15         5.07
Mod Dur               2.65        2.65         2.65         2.65         2.65         2.65         2.65        2.648         2.648
First Prin Pay      5/10/2005   5/10/2005   5/10/2005     5/10/2005   5/10/2005     5/10/2005    5/10/2005   5/10/2005     5/10/2005
Maturity           11/10/2011  11/10/2011   11/10/2011   11/10/2011  11/10/2011   11/10/2011    11/10/2011  11/10/2011    11/10/2011
Yield Spread           31          31           31           31           31           31           31           -1           -56
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                   Treasury Curve as of
                                                                                                  ----------------------------------
1% Cleanup Call is Exercised                                                                      Term (Yrs)           Yield (BEY%)
----------------------------                                                                      ----------------  ----------------
Initial Balance is as of November 2004                                                               1/12                 2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%

100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%

Prepayment Premiums are allocated to one or more classes                                              2                   2.592%

of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%

No Extensions on any Mortgage Loan                                                                    10                  4.086%

                                                                                                      30                  4.846%
------------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                 Likelihood of Receipt of Prepayment Penalties


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                         Price/Yield Table - Class A-1A

-----------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM Series 2004-5                                        Initial Balance:          241,609,000
Settlement Date:                 11/23/04                                             Initial Pass-Through Rate:     4.396%
Accrual Start Date:              11/01/04
First Pay Date:                  12/10/04
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
-----------------------------------------------------------------------------------------------------------------------------
       100.00000000                4.42               4.42               4.42                4.42               4.42
       100.06250000                4.40               4.40               4.40                4.40               4.40
       100.12500000                4.39               4.39               4.39                4.39               4.39
       100.18750000                4.38               4.38               4.38                4.38               4.38
       100.25000000                4.37               4.37               4.37                4.37               4.37
       100.31250000                4.36               4.36               4.36                4.36               4.36
       100.37500000                4.35               4.35               4.35                4.35               4.34
       100.43750000                4.33               4.33               4.33                4.33               4.33
       100.50000000                4.32               4.32               4.32                4.32               4.32
       100.56250000                4.31               4.31               4.31                4.31               4.31
       100.62500000                4.30               4.30               4.30                4.30               4.30
       100.68750000                4.29               4.29               4.29                4.29               4.28
       100.75000000                4.28               4.28               4.28                4.28               4.27
       100.81250000                4.26               4.26               4.26                4.26               4.26
       100.87500000                4.25               4.25               4.25                4.25               4.25
       100.93750000                4.24               4.24               4.24                4.24               4.24
       101.00000000                4.23               4.23               4.23                4.23               4.22
WAL (yrs)                          6.34               6.33               6.32                6.29               6.13
Mod Dur                            5.34               5.34               5.32                5.30               5.18
First Prin Pay                  12/10/2004         12/10/2004         12/10/2004          12/10/2004         12/10/2004
Maturity                         9/10/2014          9/10/2014          9/10/2014           8/10/2014          7/10/2014

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                           Assumptions                                              Treasury Curve as of
                                                                                               ------------------------------
1% Cleanup Call is Not Exercised                                                               Term (Yrs)        Yield (BEY%)
--------------------------------                                                               ------------------------------
Initial Balance is as of November 2004                                                            1/12              2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                              1/4               2.592%
100% of All Prepayment Premiums are assumed to be collected                                       1/2               2.592%
Prepayment Premiums are allocated to one or more classes                                           2                2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-     3                2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                5                3.355%
No Extensions on any Mortgage Loan                                                                 10               4.086%
No Delinquencies on any Mortgage Loan                                                              30               4.846%
No Defaults on any Mortgage Loan
-----------------------------------------------------------------------------------------------------------------------------


                       Rating Agencies Do Not Address the
                  Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-1

--------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM Series 2004-5                                        Initial Balance:           57,600,000
Settlement Date:                 11/23/04                                             Initial Pass-Through Rate:    3.6370%
Accrual Start Date:              11/01/04
First Pay Date:                  12/10/04
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              0.00%              0.00%               0.00%               0.00%
During Open                       0.00%             25.00%             50.00%              75.00%             100.00%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------
        99.75000000                3.72               3.72               3.72                3.72               3.72
        99.81250000                3.70               3.70               3.70                3.70               3.70
        99.87500000                3.68               3.68               3.68                3.68               3.68
        99.93750000                3.65               3.65               3.65                3.65               3.65
       100.00000000                3.63               3.63               3.63                3.63               3.63
       100.06250000                3.61               3.61               3.61                3.61               3.61
       100.12500000                3.58               3.58               3.58                3.58               3.58
       100.18750000                3.56               3.56               3.56                3.56               3.56
       100.25000000                3.54               3.54               3.54                3.54               3.54
       100.31250000                3.51               3.51               3.51                3.51               3.51
       100.37500000                3.49               3.49               3.49                3.49               3.49
       100.43750000                3.47               3.47               3.47                3.47               3.47
       100.50000000                3.44               3.44               3.44                3.44               3.44
       100.56250000                3.42               3.42               3.42                3.42               3.42
       100.62500000                3.40               3.40               3.40                3.40               3.40
       100.68750000                3.37               3.37               3.37                3.37               3.37
       100.75000000                3.35               3.35               3.35                3.35               3.35
  WAL (Yrs)                        2.89               2.89               2.88                2.88               2.87
  Mod Dur                          2.67               2.67               2.67                2.66               2.66
  FirstPrinPay                  12/10/2004         12/10/2004         12/10/2004          12/10/2004         12/10/2004
  Maturity                       7/10/2009          5/10/2009          4/10/2009           4/10/2009          2/10/2009
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                 Treasury Curve as of
                                                                                               ------------------------------
1% Cleanup Call is Not Exercised                                                               Term (Yrs)        Yield (BEY%)
--------------------------------                                                               ------------------------------
Initial Balance is as of November 2004                                                            1/12              2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                              1/4               2.592%
100% of All Prepayment Premiums are assumed to be collected                                       1/2               2.592%
Prepayment Premiums are allocated to one or more classes                                           2                2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-     3                2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                5                3.355%
No Extensions on any Mortgage Loan                                                                 10               4.086%
No Delinquencies on any Mortgage Loan                                                              30               4.846%
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------------------------------------------------------


                       Rating Agencies Do Not Address the
                  Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-2

--------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM Series 2004-5                                        Initial Balance:          251,176,000
Settlement Date:                 11/23/04                                             Initial Pass-Through Rate:     4.015%
Accrual Start Date:              11/01/04
First Pay Date:                  12/10/04
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------
       100.00000000                4.03               4.03               4.03                4.02               4.02
       100.06250000                4.01               4.01               4.01                4.01               4.01
       100.12500000                4.00               4.00               4.00                4.00               3.99
       100.18750000                3.98               3.98               3.98                3.98               3.98
       100.25000000                3.97               3.97               3.97                3.97               3.96
       100.31250000                3.95               3.95               3.95                3.95               3.95
       100.37500000                3.94               3.94               3.94                3.94               3.93
       100.43750000                3.92               3.92               3.92                3.92               3.92
       100.50000000                3.91               3.91               3.91                3.91               3.90
       100.56250000                3.89               3.89               3.89                3.89               3.89
       100.62500000                3.88               3.88               3.88                3.88               3.87
       100.68750000                3.86               3.86               3.86                3.86               3.86
       100.75000000                3.85               3.85               3.85                3.85               3.84
       100.81250000                3.84               3.84               3.83                3.83               3.83
       100.87500000                3.82               3.82               3.82                3.82               3.81
       100.93750000                3.81               3.81               3.81                3.80               3.80
       101.00000000                3.79               3.79               3.79                3.79               3.78
WAL (yrs)                          4.77               4.76               4.75                4.73               4.53
Mod Dur                            4.27               4.26               4.24                4.23               4.07
First Prin Pay                  7/10/2009          5/10/2009           4/10/2009          4/10/2009          2/10/2009
Maturity                        11/10/2009         11/10/2009         11/10/2009          11/10/2009         11/10/2009
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                    Treasury Curve as of
                                                                                                  ------------------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)        Yield (BEY%)
--------------------------------                                                                  ------------------------------
Initial Balance is as of November 2004                                                               1/12              2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4               2.592%
100% of All Prepayment Premiums are assumed to be collected                                          1/2               2.592%
Prepayment Premiums are allocated to one or more classes                                              2                2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                3.355%
No Extensions on any Mortgage Loan                                                                    10               4.086%
No Delinquencies on any Mortgage Loan                                                                 30               4.846%
No Defaults on any Mortgage Loan

--------------------------------------------------------------------------------------------------------------------------------


                       Rating Agencies Do Not Address the
                  Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-3

--------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM Series 2004-5                                        Initial Balance:          307,618,000
Settlement Date:                 11/23/04                                             Initial Pass-Through Rate:     4.420%
Accrual Start Date:              11/01/04
First Pay Date:                  12/10/04
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              0.00%               0.00%               0.00%              0.00%
During Open                       0.00%             25.00%              50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------
       100.00000000                4.44               4.44               4.44                4.44               4.44
       100.06250000                4.43               4.43               4.43                4.43               4.43
       100.12500000                4.42               4.42               4.42                4.42               4.42
       100.18750000                4.41               4.41               4.41                4.41               4.41
       100.25000000                4.40               4.40               4.40                4.40               4.40
       100.31250000                4.39               4.39               4.39                4.39               4.38
       100.37500000                4.38               4.38               4.38                4.38               4.37
       100.43750000                4.37               4.37               4.37                4.36               4.36
       100.50000000                4.35               4.35               4.35                4.35               4.35
       100.56250000                4.34               4.34               4.34                4.34               4.34
       100.62500000                4.33               4.33               4.33                4.33               4.33
       100.68750000                4.32               4.32               4.32                4.32               4.32
       100.75000000                4.31               4.31               4.31                4.31               4.31
       100.81250000                4.30               4.30               4.30                4.30               4.30
       100.87500000                4.29               4.29               4.29                4.29               4.28
       100.93750000                4.28               4.28               4.28                4.28               4.27
       101.00000000                4.27               4.27               4.27                4.27               4.26
WAL (yrs)                          6.77               6.76               6.74                6.71               6.51
Mod Dur                            5.73               5.72               5.71                5.69               5.54
First Prin Pay                  11/10/2009         11/10/2009         11/10/2009          11/10/2009         11/10/2009
Maturity                        11/10/2011         11/10/2011         11/10/2011          11/10/2011         9/10/2011

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                    Treasury Curve as of
                                                                                                  ------------------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)        Yield (BEY%)
--------------------------------                                                                  ------------------------------
Initial Balance is as of November 2004                                                               1/12              2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4               2.592%
100% of All Prepayment Premiums are assumed to be collected                                          1/2               2.592%
Prepayment Premiums are allocated to one or more classes                                              2                2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                3.355%
No Extensions on any Mortgage Loan                                                                    10               4.086%
No Delinquencies on any Mortgage Loan                                                                 30               4.846%
No Defaults on any Mortgage Loan

--------------------------------------------------------------------------------------------------------------------------------


                       Rating Agencies Do Not Address the
                  Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-AB

--------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM Series 2004-5                                        Initial Balance:           46,487,000
Settlement Date:                 11/23/04                                             Initial Pass-Through Rate:     4.524%
Accrual Start Date:              11/01/04
First Pay Date:                  12/10/04
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------
       100.00000000                4.55               4.55               4.55                4.55               4.55
       100.06250000                4.54               4.54               4.54                4.54               4.54
       100.12500000                4.53               4.53               4.53                4.53               4.52
       100.18750000                4.52               4.51               4.51                4.51               4.51
       100.25000000                4.50               4.50               4.50                4.50               4.50
       100.31250000                4.49               4.49               4.49                4.49               4.49
       100.37500000                4.48               4.48               4.48                4.48               4.48
       100.43750000                4.47               4.47               4.47                4.47               4.47
       100.50000000                4.46               4.46               4.46                4.46               4.46
       100.56250000                4.45               4.45               4.45                4.45               4.45
       100.62500000                4.44               4.44               4.44                4.44               4.44
       100.68750000                4.43               4.43               4.43                4.43               4.43
       100.75000000                4.42               4.42               4.42                4.42               4.41
       100.81250000                4.41               4.41               4.41                4.41               4.40
       100.87500000                4.40               4.40               4.40                4.39               4.39
       100.93750000                4.39               4.39               4.38                4.38               4.38
       101.00000000                4.38               4.38               4.37                4.37               4.37
WAL (yrs)                          6.99               6.90               6.83                6.77               6.67
Mod Dur                            5.85               5.78               5.74                5.70               5.62
First Prin Pay                  7/10/2009          7/10/2009           7/10/2009          7/10/2009          7/10/2009
Maturity                        1/10/2014          10/10/2013          8/10/2013          6/10/2013          6/10/2013
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                  Treasury Curve as of
                                                                                                 ------------------------------
1% Cleanup Call is Not Exercised                                                                 Term (Yrs)        Yield (BEY%)
--------------------------------                                                                 ------------------------------
Initial Balance is as of November 2004                                                              1/12              2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                1/4               2.592%
100% of All Prepayment Premiums are assumed to be collected                                         1/2               2.592%
Prepayment Premiums are allocated to one or more classes                                             2                2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-       3                2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                  5                3.355%
No Extensions on any Mortgage Loan                                                                   10               4.086%
No Delinquencies on any Mortgage Loan                                                                30               4.846%
No Defaults on any Mortgage Loan

--------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                  Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-4

--------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM Series 2004-5                                        Initial Balance:          198,649,000
Settlement Date:                 11/23/04                                             Initial Pass-Through Rate:     4.825%
Accrual Start Date:              11/01/04
First Pay Date:                  12/10/04
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------
       100.00000000                4.86               4.86               4.86                4.86               4.86
       100.06250000                4.85               4.85               4.85                4.85               4.85
       100.12500000                4.84               4.84               4.84                4.84               4.84
       100.18750000                4.83               4.83               4.83                4.83               4.83
       100.25000000                4.82               4.82               4.82                4.82               4.82
       100.31250000                4.82               4.82               4.82                4.82               4.82
       100.37500000                4.81               4.81               4.81                4.81               4.81
       100.43750000                4.80               4.80               4.80                4.80               4.80
       100.50000000                4.79               4.79               4.79                4.79               4.79
       100.56250000                4.78               4.78               4.78                4.78               4.78
       100.62500000                4.78               4.78               4.77                4.77               4.77
       100.68750000                4.77               4.77               4.77                4.77               4.76
       100.75000000                4.76               4.76               4.76                4.76               4.76
       100.81250000                4.75               4.75               4.75                4.75               4.75
       100.87500000                4.74               4.74               4.74                4.74               4.74
       100.93750000                4.73               4.73               4.73                4.73               4.73
       101.00000000                4.73               4.73               4.73                4.72               4.72
WAL (yrs)                          9.64               9.61               9.58                9.54               9.36
Mod Dur                            7.54               7.52               7.50                7.48               7.37
First Prin Pay                  1/10/2014          10/10/2013          8/10/2013          6/10/2013          6/10/2013
Maturity                        9/10/2014          9/10/2014           8/10/2014          8/10/2014          6/10/2014
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                    Treasury Curve as of
                                                                                                  ------------------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)        Yield (BEY%)
--------------------------------                                                                  ------------------------------
Initial Balance is as of November 2004                                                                1/12              2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                  1/4               2.592%
100% of All Prepayment Premiums are assumed to be collected                                           1/2               2.592%
Prepayment Premiums are allocated to one or more classes                                               2                2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-         3                2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                3.355%
No Extensions on any Mortgage Loan                                                                     10               4.086%
No Delinquencies on any Mortgage Loan                                                                  30               4.846%
No Defaults on any Mortgage Loan

--------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                  Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-J

--------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM Series 2004-5                                        Initial Balance:           91,353,000
Settlement Date:                 11/23/04                                             Initial Pass-Through Rate:     4.871%
Accrual Start Date:              11/01/04
First Pay Date:                  12/10/04
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              0.00%              0.00%               0.00%               0.00%
During Open                       0.00%             25.00%             50.00%              75.00%             100.00%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------
       100.00000000                4.90               4.90               4.90                4.90               4.90
       100.06250000                4.90               4.90               4.90                4.90               4.90
       100.12500000                4.89               4.89               4.89                4.89               4.89
       100.18750000                4.88               4.88               4.88                4.88               4.88
       100.25000000                4.87               4.87               4.87                4.87               4.87
       100.31250000                4.86               4.86               4.86                4.86               4.86
       100.37500000                4.86               4.86               4.86                4.86               4.85
       100.43750000                4.85               4.85               4.85                4.85               4.85
       100.50000000                4.84               4.84               4.84                4.84               4.84
       100.56250000                4.83               4.83               4.83                4.83               4.83
       100.62500000                4.82               4.82               4.82                4.82               4.82
       100.68750000                4.82               4.82               4.82                4.81               4.81
       100.75000000                4.81               4.81               4.81                4.81               4.81
       100.81250000                4.80               4.80               4.80                4.80               4.80
       100.87500000                4.79               4.79               4.79                4.79               4.79
       100.93750000                4.78               4.78               4.78                4.78               4.78
       101.00000000                4.77               4.77               4.77                4.77               4.77
WAL (yrs)                          9.80               9.80               9.80                9.79               9.63
Mod Dur                            7.62               7.62               7.62                7.62               7.52
First Prin Pay                  9/10/2014          9/10/2014           9/10/2014          8/10/2014          7/10/2014
Maturity                        10/10/2014         9/10/2014           9/10/2014          9/10/2014          7/10/2014
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                    Treasury Curve as of
                                                                                                  ------------------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)        Yield (BEY%)
--------------------------------                                                                  ------------------------------
Initial Balance is as of November 2004                                                               1/12              2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4               2.592%
100% of All Prepayment Premiums are assumed to be collected                                          1/2               2.592%
Prepayment Premiums are allocated to one or more classes                                              2                2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                3.355%
No Extensions on any Mortgage Loan                                                                    10               4.086%
No Delinquencies on any Mortgage Loan                                                                 30               4.846%
No Defaults on any Mortgage Loan

--------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                  Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class B

--------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM Series 2004-5                                        Initial Balance:           39,645,000
Settlement Date:                 11/23/04                                             Initial Pass-Through Rate:     4.909%
Accrual Start Date:              11/01/04
First Pay Date:                  12/10/04
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------
       100.00000000                4.94               4.94               4.94                4.94               4.94
       100.06250000                4.94               4.94               4.94                4.94               4.93
       100.12500000                4.93               4.93               4.93                4.93               4.93
       100.18750000                4.92               4.92               4.92                4.92               4.92
       100.25000000                4.91               4.91               4.91                4.91               4.91
       100.31250000                4.90               4.90               4.90                4.90               4.90
       100.37500000                4.89               4.89               4.89                4.89               4.89
       100.43750000                4.89               4.89               4.89                4.89               4.89
       100.50000000                4.88               4.88               4.88                4.88               4.88
       100.56250000                4.87               4.87               4.87                4.87               4.87
       100.62500000                4.86               4.86               4.86                4.86               4.86
       100.68750000                4.85               4.85               4.85                4.85               4.85
       100.75000000                4.85               4.85               4.85                4.85               4.84
       100.81250000                4.84               4.84               4.84                4.84               4.84
       100.87500000                4.83               4.83               4.83                4.83               4.83
       100.93750000                4.82               4.82               4.82                4.82               4.82
       101.00000000                4.81               4.81               4.81                4.81               4.81
WAL (yrs)                          9.88               9.87               9.85                9.82               9.66
Mod Dur                            7.66               7.65               7.64                7.62               7.52
First Prin Pay                  10/10/2014         9/10/2014           9/10/2014          9/10/2014          7/10/2014
Maturity                        10/10/2014         10/10/2014         10/10/2014          10/10/2014         8/10/2014
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                     Treasury Curve as of
                                                                                                  ------------------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)        Yield (BEY%)
--------------------------------                                                                  ------------------------------
Initial Balance is as of November 2004                                                               1/12              2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4               2.592%
100% of All Prepayment Premiums are assumed to be collected                                          1/2               2.592%
Prepayment Premiums are allocated to one or more classes                                              2                2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                3.355%
No Extensions on any Mortgage Loan                                                                    10               4.086%
No Delinquencies on any Mortgage Loan                                                                 30               4.846%
No Defaults on any Mortgage Loan

--------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                  Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class C

--------------------------------------------------------------------------------------------------------------------------------
Security ID:                BACM Series 2004-5                                        Initial Balance:           13,789,000
Settlement Date:                 11/23/04                                             Initial Pass-Through Rate:     4.938%
Accrual Start Date:              11/01/04
First Pay Date:                  12/10/04
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              0.00%               0.00%               0.00%              0.00%
During Open                       0.00%             25.00%              50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------------
       100.00094000                4.97               4.97               4.97                4.97               4.97
       100.06344000                4.96               4.96               4.96                4.96               4.96
       100.12594000                4.96               4.96               4.96                4.96               4.96
       100.18844000                4.95               4.95               4.95                4.95               4.95
       100.25094000                4.94               4.94               4.94                4.94               4.94
       100.31344000                4.93               4.93               4.93                4.93               4.93
       100.37594000                4.92               4.92               4.92                4.92               4.92
       100.43844000                4.92               4.92               4.92                4.92               4.91
       100.50094000                4.91               4.91               4.91                4.91               4.91
       100.56344000                4.90               4.90               4.90                4.90               4.90
       100.62594000                4.89               4.89               4.89                4.89               4.89
       100.68844000                4.88               4.88               4.88                4.88               4.88
       100.75094000                4.88               4.88               4.88                4.88               4.87
       100.81344000                4.87               4.87               4.87                4.87               4.87
       100.87594000                4.86               4.86               4.86                4.86               4.86
       100.93844000                4.85               4.85               4.85                4.85               4.85
       101.00094000                4.84               4.84               4.84                4.84               4.84
WAL (yrs)                          9.88               9.88               9.88                9.88               9.71
Mod Dur                            7.65               7.65               7.65                7.65               7.54
First Prin Pay                  10/10/2014         10/10/2014         10/10/2014          10/10/2014         8/10/2014
Maturity                        10/10/2014         10/10/2014         10/10/2014          10/10/2014         8/10/2014
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
        Assumptions                                                                                    Treasury Curve as of
                                                                                                  ------------------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)        Yield (BEY%)
--------------------------------                                                                  ------------------------------
Initial Balance is as of November 2004                                                               1/12              2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4               2.592%
100% of All Prepayment Premiums are assumed to be collected                                          1/2               2.592%
Prepayment Premiums are allocated to one or more classes                                              2                2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                3.355%
No Extensions on any Mortgage Loan                                                                    10               4.086%
No Delinquencies on any Mortgage Loan                                                                 30               4.846%
No Defaults on any Mortgage Loan

--------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                  Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

             Price/Yield Table - Class D

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                            BACM Series 2004-5       Initial Balance:                                22,407,000
Settlement Date:                                  11/23/04       Initial Pass-Through Rate:                           4.991%
Accrual Start Date:                               11/01/04
First Pay Date:                                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5

During YM                         0.00%                 25.00%                 50.00%                75.00%                100.00%
During Open                       0.00%                 25.00%                 50.00%                75.00%                100.00%

                                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5
         100.00000000              5.03                  5.03                   5.03                  5.03                   5.03
         100.06250000              5.02                  5.02                   5.02                  5.02                   5.02
         100.12500000              5.01                  5.01                   5.01                  5.01                   5.01
         100.18750000              5.00                  5.00                   5.00                  5.00                   5.00
         100.25000000              4.99                  4.99                   4.99                  4.99                   4.99
         100.31250000              4.99                  4.99                   4.99                  4.99                   4.99
         100.37500000              4.98                  4.98                   4.98                  4.98                   4.98
         100.43750000              4.97                  4.97                   4.97                  4.97                   4.97
         100.50000000              4.96                  4.96                   4.96                  4.96                   4.96
         100.56250000              4.95                  4.95                   4.95                  4.95                   4.95
         100.62500000              4.95                  4.95                   4.95                  4.95                   4.94
         100.68750000              4.94                  4.94                   4.94                  4.94                   4.94
         100.75000000              4.93                  4.93                   4.93                  4.93                   4.93
         100.81250000              4.92                  4.92                   4.92                  4.92                   4.92
         100.87500000              4.91                  4.91                   4.91                  4.91                   4.91
         100.93750000              4.91                  4.90                   4.90                  4.90                   4.90
         101.00000000              4.90                  4.90                   4.90                  4.90                   4.89
WAL (yrs)                          9.91                  9.89                   9.88                  9.88                   9.71
Mod Dur                            7.64                  7.63                   7.62                  7.62                   7.52
First Prin Pay                  10/10/2014            10/10/2014             10/10/2014            10/10/2014             8/10/2014
Maturity                        11/10/2014            11/10/2014             10/10/2014            10/10/2014             8/10/2014
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                  Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                Term (Yrs)            Yield (BEY%)
--------------------------------                                                                ----------            ------------
Initial Balance is as of November 2004                                                              1/12                  2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%
100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%
Prepayment Premiums are allocated to one or more classes                                              2                   2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%
No Extensions on any Mortgage Loan                                                                   10                   4.086%
No Delinquencies on any Mortgage Loan                                                                30                   4.846%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                         Price/Yield Table - Class A-1A

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                            BACM Series 2004-5       Initial Balance:                               241,609,000
Settlement Date:                                  11/23/04       Initial Pass-Through Rate:                           4.396%
Accrual Start Date:                               11/01/04
First Pay Date:                                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5

During YM                         0.00%                 25.00%                 50.00%                75.00%                100.00%
During Open                       0.00%                 25.00%                 50.00%                75.00%                100.00%

                                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5
         100.00000000              4.42                  4.42                   4.42                  4.42                   4.42
         100.06250000              4.40                  4.41                   4.41                  4.41                   4.41
         100.12500000              4.39                  4.39                   4.40                  4.40                   4.40
         100.18750000              4.38                  4.38                   4.38                  4.39                   4.39
         100.25000000              4.37                  4.37                   4.37                  4.37                   4.38
         100.31250000              4.36                  4.36                   4.36                  4.36                   4.36
         100.37500000              4.35                  4.35                   4.35                  4.35                   4.35
         100.43750000              4.33                  4.34                   4.34                  4.34                   4.34
         100.50000000              4.32                  4.32                   4.33                  4.33                   4.33
         100.56250000              4.31                  4.31                   4.31                  4.32                   4.32
         100.62500000              4.30                  4.30                   4.30                  4.30                   4.30
         100.68750000              4.29                  4.29                   4.29                  4.29                   4.29
         100.75000000              4.28                  4.28                   4.28                  4.28                   4.28
         100.81250000              4.26                  4.27                   4.27                  4.27                   4.27
         100.87500000              4.25                  4.25                   4.26                  4.26                   4.26
         100.93750000              4.24                  4.24                   4.24                  4.25                   4.24
         101.00000000              4.23                  4.23                   4.23                  4.23                   4.23
WAL (yrs)                          6.34                  6.32                   6.30                  6.27                   6.10
Mod Dur                            5.34                  5.33                   5.31                  5.29                   5.16
First Prin Pay                  12/10/2004            12/10/2004             12/10/2004            12/10/2004             12/10/2004
Maturity                        9/10/2014              9/10/2014             9/10/2014              8/10/2014             7/10/2014
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                  Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                Term (Yrs)            Yield (BEY%)
--------------------------------                                                                ----------            ------------
Initial Balance is as of November 2004                                                             1/12                  2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                1/4                  2.592%
100% of All Prepayment Premiums are assumed to be collected                                         1/2                  2.592%
Prepayment Premiums are allocated to one or more classes                                             2                   2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-       3                   2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                  5                   3.355%
No Extensions on any Mortgage Loan                                                                  10                   4.086%
No Delinquencies on any Mortgage Loan                                                               30                   4.846%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

            Price/Yield Table - Class A-1

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                            BACM Series 2004-5       Initial Balance:                                57,600,000
Settlement Date:                                  11/23/04       Initial Pass-Through Rate:                          3.6370%
Accrual Start Date:                               11/01/04
First Pay Date:                                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5

During YM                       0.00%                 25.00%                 50.00%                75.00%                100.00%
During Open                     0.00%                 25.00%                 50.00%                75.00%                100.00%

                              Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5
          99.75000000            3.72                  4.15                   4.45                  4.72                   5.25
          99.81250000            3.70                  4.11                   4.41                  4.67                   5.18
          99.87500000            3.68                  4.08                   4.37                  4.62                   5.11
          99.93750000            3.65                  4.04                   4.32                  4.57                   5.05
         100.00000000            3.63                  4.01                   4.28                  4.52                   4.98
         100.06250000            3.61                  3.97                   4.24                  4.48                   4.91
         100.12500000            3.58                  3.94                   4.20                  4.43                   4.85
         100.18750000            3.56                  3.91                   4.16                  4.38                   4.78
         100.25000000            3.54                  3.87                   4.11                  4.33                   4.72
         100.31250000            3.51                  3.84                   4.07                  4.28                   4.65
         100.37500000            3.49                  3.80                   4.03                  4.23                   4.58
         100.43750000            3.47                  3.77                   3.99                  4.18                   4.52
         100.50000000            3.44                  3.74                   3.95                  4.13                   4.45
         100.56250000            3.42                  3.70                   3.90                  4.08                   4.39
         100.62500000            3.40                  3.67                   3.86                  4.04                   4.32
         100.68750000            3.37                  3.64                   3.82                  3.99                   4.26
         100.75000000            3.35                  3.60                   3.78                  3.94                   4.19
WAL (yrs)                        2.89                  1.94                   1.57                  1.33                   0.99
Mod Dur                          2.67                  1.83                   1.49                  1.27                   0.94
First Prin Pay                12/10/2004            12/10/2004             12/10/2004            12/10/2004             12/10/2004
Maturity                      7/10/2009              1/10/2008             6/10/2007             12/10/2006             6/10/2006
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                  Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                Term (Yrs)            Yield (BEY%)
--------------------------------                                                                ----------            ------------
Initial Balance is as of November 2004                                                             1/12                  2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                1/4                  2.592%
100% of All Prepayment Premiums are assumed to be collected                                         1/2                  2.592%
Prepayment Premiums are allocated to one or more classes                                             2                   2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-       3                   2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                  5                   3.355%
No Extensions on any Mortgage Loan                                                                  10                   4.086%
No Delinquencies on any Mortgage Loan                                                               30                   4.846%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

            Price/Yield Table - Class A-2

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                            BACM Series 2004-5       Initial Balance:                               251,176,000
Settlement Date:                                  11/23/04       Initial Pass-Through Rate:                           4.015%
Accrual Start Date:                               11/01/04
First Pay Date:                                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)               Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5

During YM                        0.00%                 25.00%                 50.00%                75.00%                100.00%
During Open                      0.00%                 25.00%                 50.00%                75.00%                100.00%

                               Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5
         100.00000000             4.03                  4.08                   4.13                  4.17                   4.19
         100.06250000             4.01                  4.06                   4.12                  4.15                   4.17
         100.12500000             4.00                  4.05                   4.10                  4.14                   4.15
         100.18750000             3.98                  4.03                   4.09                  4.12                   4.14
         100.25000000             3.97                  4.02                   4.07                  4.10                   4.12
         100.31250000             3.95                  4.00                   4.05                  4.09                   4.10
         100.37500000             3.94                  3.99                   4.04                  4.07                   4.08
         100.43750000             3.92                  3.97                   4.02                  4.05                   4.07
         100.50000000             3.91                  3.96                   4.01                  4.04                   4.05
         100.56250000             3.89                  3.94                   3.99                  4.02                   4.03
         100.62500000             3.88                  3.93                   3.98                  4.00                   4.01
         100.68750000             3.86                  3.91                   3.96                  3.99                   4.00
         100.75000000             3.85                  3.90                   3.94                  3.97                   3.98
         100.81250000             3.84                  3.88                   3.93                  3.95                   3.96
         100.87500000             3.82                  3.86                   3.91                  3.94                   3.94
         100.93750000             3.81                  3.85                   3.90                  3.92                   3.92
         101.00000000             3.79                  3.83                   3.88                  3.91                   3.91
WAL (yrs)                         4.77                  4.58                   4.37                  4.19                   3.88
Mod Dur                           4.27                  4.10                   3.92                  3.77                   3.50
First Prin Pay                 7/10/2009              1/10/2008             6/10/2007             12/10/2006             6/10/2006
Maturity                       11/10/2009             9/10/2009             9/10/2009              9/10/2009             6/10/2009
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                  Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                Term (Yrs)            Yield (BEY%)
--------------------------------                                                                ----------            ------------
Initial Balance is as of November 2004                                                             1/12                  2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                1/4                  2.592%
100% of All Prepayment Premiums are assumed to be collected                                         1/2                  2.592%
Prepayment Premiums are allocated to one or more classes                                             2                   2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-       3                   2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                  5                   3.355%
No Extensions on any Mortgage Loan                                                                  10                   4.086%
No Delinquencies on any Mortgage Loan                                                               30                   4.846%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

            Price/Yield Table - Class A-3

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                            BACM Series 2004-5       Initial Balance:                               307,618,000
Settlement Date:                                  11/23/04       Initial Pass-Through Rate:                           4.420%
Accrual Start Date:                               11/01/04
First Pay Date:                                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5

During YM                         0.00%                 25.00%                 50.00%                75.00%                100.00%
During Open                       0.00%                 25.00%                 50.00%                75.00%                100.00%

                                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5
         100.00000000              4.44                  4.46                   4.45                  4.45                   4.45
         100.06250000              4.43                  4.45                   4.44                  4.44                   4.44
         100.12500000              4.42                  4.43                   4.43                  4.43                   4.43
         100.18750000              4.41                  4.42                   4.42                  4.41                   4.41
         100.25000000              4.40                  4.41                   4.41                  4.40                   4.40
         100.31250000              4.39                  4.40                   4.40                  4.39                   4.39
         100.37500000              4.38                  4.39                   4.39                  4.38                   4.38
         100.43750000              4.37                  4.38                   4.38                  4.37                   4.37
         100.50000000              4.35                  4.37                   4.36                  4.36                   4.35
         100.56250000              4.34                  4.36                   4.35                  4.35                   4.34
         100.62500000              4.33                  4.34                   4.34                  4.33                   4.33
         100.68750000              4.32                  4.33                   4.33                  4.32                   4.32
         100.75000000              4.31                  4.32                   4.32                  4.31                   4.31
         100.81250000              4.30                  4.31                   4.31                  4.30                   4.30
         100.87500000              4.29                  4.30                   4.30                  4.29                   4.28
         100.93750000              4.28                  4.29                   4.28                  4.28                   4.27
         101.00000000              4.27                  4.28                   4.27                  4.27                   4.26
WAL (yrs)                          6.77                  6.54                   6.41                  6.33                   6.09
Mod Dur                            5.73                  5.56                   5.46                  5.40                   5.22
First Prin Pay                  11/10/2009             9/10/2009             9/10/2009              9/10/2009             6/10/2009
Maturity                        11/10/2011            11/10/2011             11/10/2011            10/10/2011             9/10/2011
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                  Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                Term (Yrs)            Yield (BEY%)
--------------------------------                                                                ----------            ------------
Initial Balance is as of November 2004                                                              1/12                  2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%
100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%
Prepayment Premiums are allocated to one or more classes                                              2                   2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%
No Extensions on any Mortgage Loan                                                                   10                   4.086%
No Delinquencies on any Mortgage Loan                                                                30                   4.846%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

            Price/Yield Table - Class A-AB

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                            BACM Series 2004-5       Initial Balance:                                46,487,000
Settlement Date:                                  11/23/04       Initial Pass-Through Rate:                           4.524%
Accrual Start Date:                               11/01/04
First Pay Date:                                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5

During YM                         0.00%                 25.00%                 50.00%                75.00%                100.00%
During Open                       0.00%                 25.00%                 50.00%                75.00%                100.00%

                                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5
         100.00000000              4.55                  4.64                   4.63                  4.60                   4.55
         100.06250000              4.54                  4.63                   4.62                  4.59                   4.54
         100.12500000              4.53                  4.62                   4.60                  4.58                   4.53
         100.18750000              4.52                  4.60                   4.59                  4.57                   4.51
         100.25000000              4.50                  4.59                   4.58                  4.56                   4.50
         100.31250000              4.49                  4.58                   4.57                  4.55                   4.49
         100.37500000              4.48                  4.57                   4.56                  4.53                   4.48
         100.43750000              4.47                  4.56                   4.55                  4.52                   4.47
         100.50000000              4.46                  4.55                   4.54                  4.51                   4.46
         100.56250000              4.45                  4.54                   4.52                  4.50                   4.45
         100.62500000              4.44                  4.52                   4.51                  4.49                   4.43
         100.68750000              4.43                  4.51                   4.50                  4.48                   4.42
         100.75000000              4.42                  4.50                   4.49                  4.47                   4.41
         100.81250000              4.41                  4.49                   4.48                  4.45                   4.40
         100.87500000              4.40                  4.48                   4.47                  4.44                   4.39
         100.93750000              4.39                  4.47                   4.46                  4.43                   4.38
         101.00000000              4.38                  4.46                   4.45                  4.42                   4.36
WAL (yrs)                          6.99                  6.42                   6.42                  6.41                   6.35
Mod Dur                            5.85                  5.44                   5.44                  5.44                   5.40
First Prin Pay                  7/10/2009              7/10/2009             7/10/2009              7/10/2009             7/10/2009
Maturity                        1/10/2014             11/10/2011             11/10/2011            11/10/2011             9/10/2011
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                  Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                Term (Yrs)            Yield (BEY%)
--------------------------------                                                                ----------            ------------
Initial Balance is as of November 2004                                                              1/12                  2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%
100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%
Prepayment Premiums are allocated to one or more classes                                              2                   2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%
No Extensions on any Mortgage Loan                                                                   10                   4.086%
No Delinquencies on any Mortgage Loan                                                                30                   4.846%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

            Price/Yield Table - Class A-4

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                            BACM Series 2004-5       Initial Balance:                               198,649,000
Settlement Date:                                  11/23/04       Initial Pass-Through Rate:                           4.825%
Accrual Start Date:                               11/01/04
First Pay Date:                                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5

During YM                         0.00%                 25.00%                 50.00%                75.00%                100.00%
During Open                       0.00%                 25.00%                 50.00%                75.00%                100.00%

                                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5
         100.00000000              4.86                  4.87                   4.86                  4.86                   4.86
         100.06250000              4.85                  4.86                   4.85                  4.85                   4.85
         100.12500000              4.84                  4.85                   4.84                  4.84                   4.84
         100.18750000              4.83                  4.84                   4.83                  4.83                   4.83
         100.25000000              4.82                  4.83                   4.83                  4.82                   4.82
         100.31250000              4.82                  4.82                   4.82                  4.81                   4.81
         100.37500000              4.81                  4.82                   4.81                  4.81                   4.80
         100.43750000              4.80                  4.81                   4.80                  4.80                   4.79
         100.50000000              4.79                  4.80                   4.79                  4.79                   4.79
         100.56250000              4.78                  4.79                   4.78                  4.78                   4.78
         100.62500000              4.78                  4.78                   4.77                  4.77                   4.77
         100.68750000              4.77                  4.77                   4.77                  4.76                   4.76
         100.75000000              4.76                  4.77                   4.76                  4.75                   4.75
         100.81250000              4.75                  4.76                   4.75                  4.74                   4.74
         100.87500000              4.74                  4.75                   4.74                  4.74                   4.73
         100.93750000              4.73                  4.74                   4.73                  4.73                   4.72
         101.00000000              4.73                  4.73                   4.72                  4.72                   4.72
WAL (yrs)                          9.64                  9.28                   9.13                  9.07                   8.87
Mod Dur                            7.54                  7.31                   7.21                  7.17                   7.04
First Prin Pay                  1/10/2014             11/10/2011             11/10/2011            11/10/2011             9/10/2011
Maturity                        9/10/2014              8/10/2014             8/10/2014              8/10/2014             6/10/2014
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                  Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                Term (Yrs)            Yield (BEY%)
--------------------------------                                                                ----------            ------------
Initial Balance is as of November 2004                                                              1/12                  2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%
100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%
Prepayment Premiums are allocated to one or more classes                                              2                   2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%
No Extensions on any Mortgage Loan                                                                   10                   4.086%
No Delinquencies on any Mortgage Loan                                                                30                   4.846%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

            Price/Yield Table - Class A-J

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                            BACM Series 2004-5       Initial Balance:                                91,353,000
Settlement Date:                                  11/23/04       Initial Pass-Through Rate:                           4.871%
Accrual Start Date:                               11/01/04
First Pay Date:                                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5

During YM                         0.00%                 25.00%                 50.00%                75.00%                100.00%
During Open                       0.00%                 25.00%                 50.00%                75.00%                100.00%

                                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5
         100.00000000              4.90                  4.90                   4.90                  4.90                   4.90
         100.06250000              4.90                  4.90                   4.90                  4.90                   4.90
         100.12500000              4.89                  4.89                   4.89                  4.89                   4.89
         100.18750000              4.88                  4.88                   4.88                  4.88                   4.88
         100.25000000              4.87                  4.87                   4.87                  4.87                   4.87
         100.31250000              4.86                  4.86                   4.86                  4.86                   4.86
         100.37500000              4.86                  4.86                   4.86                  4.86                   4.85
         100.43750000              4.85                  4.85                   4.85                  4.85                   4.85
         100.50000000              4.84                  4.84                   4.84                  4.84                   4.84
         100.56250000              4.83                  4.83                   4.83                  4.83                   4.83
         100.62500000              4.82                  4.82                   4.82                  4.82                   4.82
         100.68750000              4.82                  4.82                   4.82                  4.81                   4.81
         100.75000000              4.81                  4.81                   4.81                  4.81                   4.81
         100.81250000              4.80                  4.80                   4.80                  4.80                   4.80
         100.87500000              4.79                  4.79                   4.79                  4.79                   4.79
         100.93750000              4.78                  4.78                   4.78                  4.78                   4.78
         101.00000000              4.77                  4.77                   4.77                  4.77                   4.77
WAL (yrs)                          9.80                  9.80                   9.80                  9.78                   9.63
Mod Dur                            7.62                  7.62                   7.62                  7.61                   7.52
First Prin Pay                  9/10/2014              9/10/2014             9/10/2014              8/10/2014             7/10/2014
Maturity                        10/10/2014             9/10/2014             9/10/2014              9/10/2014             7/10/2014
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                  Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                Term (Yrs)            Yield (BEY%)
--------------------------------                                                                ----------            ------------
Initial Balance is as of November 2004                                                              1/12                  2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%
100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%
Prepayment Premiums are allocated to one or more classes                                              2                   2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%
No Extensions on any Mortgage Loan                                                                   10                   4.086%
No Delinquencies on any Mortgage Loan                                                                30                   4.846%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

             Price/Yield Table - Class B

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                            BACM Series 2004-5       Initial Balance:                                39,645,000
Settlement Date:                                  11/23/04       Initial Pass-Through Rate:                           4.909%
Accrual Start Date:                               11/01/04
First Pay Date:                                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5

During YM                         0.00%                 25.00%                 50.00%                75.00%                100.00%
During Open                       0.00%                 25.00%                 50.00%                75.00%                100.00%

                                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5
         100.00000000              4.94                  4.94                   4.94                  4.94                   4.94
         100.06250000              4.94                  4.94                   4.94                  4.94                   4.93
         100.12500000              4.93                  4.93                   4.93                  4.93                   4.93
         100.18750000              4.92                  4.92                   4.92                  4.92                   4.92
         100.25000000              4.91                  4.91                   4.91                  4.91                   4.91
         100.31250000              4.90                  4.90                   4.90                  4.90                   4.90
         100.37500000              4.89                  4.89                   4.89                  4.89                   4.89
         100.43750000              4.89                  4.89                   4.89                  4.89                   4.89
         100.50000000              4.88                  4.88                   4.88                  4.88                   4.88
         100.56250000              4.87                  4.87                   4.87                  4.87                   4.87
         100.62500000              4.86                  4.86                   4.86                  4.86                   4.86
         100.68750000              4.85                  4.85                   4.85                  4.85                   4.85
         100.75000000              4.85                  4.85                   4.85                  4.85                   4.84
         100.81250000              4.84                  4.84                   4.84                  4.84                   4.84
         100.87500000              4.83                  4.83                   4.83                  4.83                   4.83
         100.93750000              4.82                  4.82                   4.82                  4.82                   4.82
         101.00000000              4.81                  4.81                   4.81                  4.81                   4.81
WAL (yrs)                          9.88                  9.87                   9.85                  9.82                   9.66
Mod Dur                            7.66                  7.65                   7.64                  7.62                   7.52
First Prin Pay                  10/10/2014             9/10/2014             9/10/2014              9/10/2014             7/10/2014
Maturity                        10/10/2014            10/10/2014             10/10/2014            10/10/2014             8/10/2014
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                  Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                Term (Yrs)            Yield (BEY%)
--------------------------------                                                                ----------            ------------
Initial Balance is as of November 2004                                                              1/12                  2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%
100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%
Prepayment Premiums are allocated to one or more classes                                              2                   2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%
No Extensions on any Mortgage Loan                                                                   10                   4.086%
No Delinquencies on any Mortgage Loan                                                                30                   4.846%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

             Price/Yield Table - Class C

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                            BACM Series 2004-5       Initial Balance:                                13,789,000
Settlement Date:                                  11/23/04       Initial Pass-Through Rate:                           4.938%
Accrual Start Date:                               11/01/04
First Pay Date:                                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5

During YM                         0.00%                 25.00%                 50.00%                75.00%                100.00%
During Open                       0.00%                 25.00%                 50.00%                75.00%                100.00%

                                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5
         100.00094000              4.97                  4.97                   4.97                  4.97                   4.97
         100.06344000              4.96                  4.96                   4.96                  4.96                   4.96
         100.12594000              4.96                  4.96                   4.96                  4.96                   4.96
         100.18844000              4.95                  4.95                   4.95                  4.95                   4.95
         100.25094000              4.94                  4.94                   4.94                  4.94                   4.94
         100.31344000              4.93                  4.93                   4.93                  4.93                   4.93
         100.37594000              4.92                  4.92                   4.92                  4.92                   4.92
         100.43844000              4.92                  4.92                   4.92                  4.92                   4.91
         100.50094000              4.91                  4.91                   4.91                  4.91                   4.91
         100.56344000              4.90                  4.90                   4.90                  4.90                   4.90
         100.62594000              4.89                  4.89                   4.89                  4.89                   4.89
         100.68844000              4.88                  4.88                   4.88                  4.88                   4.88
         100.75094000              4.88                  4.88                   4.88                  4.88                   4.87
         100.81344000              4.87                  4.87                   4.87                  4.87                   4.87
         100.87594000              4.86                  4.86                   4.86                  4.86                   4.86
         100.93844000              4.85                  4.85                   4.85                  4.85                   4.85
         101.00094000              4.84                  4.84                   4.84                  4.84                   4.84
WAL (yrs)                          9.88                  9.88                   9.88                  9.88                   9.71
Mod Dur                            7.65                  7.65                   7.65                  7.65                   7.54
First Prin Pay                  10/10/2014            10/10/2014             10/10/2014            10/10/2014             8/10/2014
Maturity                        10/10/2014            10/10/2014             10/10/2014            10/10/2014             8/10/2014
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                  Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                Term (Yrs)            Yield (BEY%)
--------------------------------                                                                ----------            ------------
Initial Balance is as of November 2004                                                              1/12                  2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%
100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%
Prepayment Premiums are allocated to one or more classes                                              2                   2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%
No Extensions on any Mortgage Loan                                                                   10                   4.086%
No Delinquencies on any Mortgage Loan                                                                30                   4.846%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

             Price/Yield Table - Class D

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                            BACM Series 2004-5       Initial Balance:                                22,407,000
Settlement Date:                                  11/23/04       Initial Pass-Through Rate:                           4.991%
Accrual Start Date:                               11/01/04
First Pay Date:                                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5

During YM                         0.00%                 25.00%                 50.00%                75.00%                100.00%
During Open                       0.00%                 25.00%                 50.00%                75.00%                100.00%

                                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5
         100.00000000              5.03                  5.03                   5.03                  5.03                   5.03
         100.06250000              5.02                  5.02                   5.02                  5.02                   5.02
         100.12500000              5.01                  5.01                   5.01                  5.01                   5.01
         100.18750000              5.00                  5.00                   5.00                  5.00                   5.00
         100.25000000              4.99                  4.99                   4.99                  4.99                   4.99
         100.31250000              4.99                  4.99                   4.99                  4.99                   4.99
         100.37500000              4.98                  4.98                   4.98                  4.98                   4.98
         100.43750000              4.97                  4.97                   4.97                  4.97                   4.97
         100.50000000              4.96                  4.96                   4.96                  4.96                   4.96
         100.56250000              4.95                  4.95                   4.95                  4.95                   4.95
         100.62500000              4.95                  4.95                   4.95                  4.95                   4.94
         100.68750000              4.94                  4.94                   4.94                  4.94                   4.94
         100.75000000              4.93                  4.93                   4.93                  4.93                   4.93
         100.81250000              4.92                  4.92                   4.92                  4.92                   4.92
         100.87500000              4.91                  4.91                   4.91                  4.91                   4.91
         100.93750000              4.91                  4.90                   4.90                  4.90                   4.90
         101.00000000              4.90                  4.90                   4.90                  4.90                   4.89
WAL (yrs)                          9.91                  9.89                   9.88                  9.88                   9.71
Mod Dur                            7.64                  7.63                   7.62                  7.62                   7.52
First Prin Pay                  10/10/2014            10/10/2014             10/10/2014            10/10/2014             8/10/2014
Maturity                        11/10/2014            11/10/2014             10/10/2014            10/10/2014             8/10/2014
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                  Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                Term (Yrs)            Yield (BEY%)
--------------------------------                                                                ----------            ------------
Initial Balance is as of November 2004                                                              1/12                  2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%
100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%
Prepayment Premiums are allocated to one or more classes                                              2                   2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%
No Extensions on any Mortgage Loan                                                                   10                   4.086%
No Delinquencies on any Mortgage Loan                                                                30                   4.846%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

             Price/Yield Table - Class D

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                            BACM Series 2004-5       Initial Balance:                                22,407,000
Settlement Date:                                  11/23/04       Initial Pass-Through Rate:                           4.991%
Accrual Start Date:                               11/01/04
First Pay Date:                                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5

During YM                         0.00%                 25.00%                 50.00%                75.00%                100.00%
During Open                       0.00%                 25.00%                 50.00%                75.00%                100.00%

                                Scenario 1            Scenario 2             Scenario 3            Scenario 4             Scenario 5
         100.00000000              5.03                  5.03                   5.03                  5.03                   5.03
         100.06250000              5.02                  5.02                   5.02                  5.02                   5.02
         100.12500000              5.01                  5.01                   5.01                  5.01                   5.01
         100.18750000              5.00                  5.00                   5.00                  5.00                   5.00
         100.25000000              4.99                  4.99                   4.99                  4.99                   4.99
         100.31250000              4.99                  4.99                   4.99                  4.99                   4.99
         100.37500000              4.98                  4.98                   4.98                  4.98                   4.98
         100.43750000              4.97                  4.97                   4.97                  4.97                   4.97
         100.50000000              4.96                  4.96                   4.96                  4.96                   4.96
         100.56250000              4.95                  4.95                   4.95                  4.95                   4.95
         100.62500000              4.95                  4.95                   4.95                  4.95                   4.94
         100.68750000              4.94                  4.94                   4.94                  4.94                   4.94
         100.75000000              4.93                  4.93                   4.93                  4.93                   4.93
         100.81250000              4.92                  4.92                   4.92                  4.92                   4.92
         100.87500000              4.91                  4.91                   4.91                  4.91                   4.91
         100.93750000              4.91                  4.90                   4.90                  4.90                   4.90
         101.00000000              4.90                  4.90                   4.90                  4.90                   4.89
WAL (yrs)                          9.91                  9.89                   9.88                  9.88                   9.71
Mod Dur                            7.64                  7.63                   7.62                  7.62                   7.52
First Prin Pay                  10/10/2014            10/10/2014             10/10/2014            10/10/2014             8/10/2014
Maturity                        11/10/2014            11/10/2014             10/10/2014            10/10/2014             8/10/2014
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                  Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                Term (Yrs)            Yield (BEY%)
--------------------------------                                                                ----------            ------------
Initial Balance is as of November 2004                                                              1/12                  2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%
100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%
Prepayment Premiums are allocated to one or more classes                                              2                   2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%
No Extensions on any Mortgage Loan                                                                   10                   4.086%
No Delinquencies on any Mortgage Loan                                                                30                   4.846%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

BACM 2004-5

                                                                  100%
Loan Name                                    Balance     Contribution to the IO
Power Self Storage                         3,739,810.19          0.51%
Simon - Cheltenham Square Mall            54,941,036.00          7.44%
Sun Communities Portfolio 13              36,487,198.00          0.94%
Sun Communities Portfolio 4               27,620,542.00          0.71%
James River Towne Center                  26,080,467.08          2.47%
Koreatown Galleria                        20,979,478.95          1.45%
L'Oreal Warehouse                         20,200,000.00          1.76%
Medical Mutual of Ohio - Toledo           19,248,572.68          1.95%
Beechnut                                   2,345,325.34          0.25%
The Falls at Ocotillo                     14,800,000.00          2.00%
Abbey West Apartments                     13,952,717.71          0.31%
Sterling University Villa                 13,600,000.00          0.37%
Sun Communities - Southfork               13,360,000.00          0.35%
Omega Corporate Center                    24,900,000.00          2.21%
Zeman Portfolio - Shady Oaks I & II       12,332,985.00          0.47%
Richmond Hill Road Plaza                  11,977,977.41          1.62%
Tamal Vista Warehouse                     11,269,865.45          1.53%
Village of Woodland Hills                  9,481,631.07          1.13%
Villa Monaco Shopping Center               9,150,000.00          0.86%
Beach Western Commons                      8,800,000.00          1.19%
Home Depot Center                          8,425,873.04          0.73%
Sunrise Medical Tower I & II               8,159,698.19          0.87%
Sunrise Medical Tower III                  7,965,587.01          0.85%
Zeman Portfolio - Pleasant Valley
 MHC and Self Storage                      7,892,026.00          0.41%
Stor All - Gentilly                        6,819,050.07          0.66%
Shoppes at Victoria Square                 6,750,000.00          0.66%
All Storage Mustang Road                   6,693,548.29          0.50%
The Marketplace at Hollywood Park          6,500,000.00          0.72%
ICG Portfolio                             50,500,000.00          2.94%
Cypress Self Storage                       6,075,000.00          0.67%
Santa Rosa Plaza                           5,984,613.49          0.91%
A-1 North Hollywood Self Storage           5,683,299.70          0.51%
Park Place Shopping Center                 4,287,507.29          0.46%
Nob Hill Self Storage                      5,600,000.00          0.71%
Milledgeville Shops                        5,081,851.26          0.66%
Medical Family Health Center               4,919,319.70          0.15%
North County Corporate Center             26,660,000.00          0.85%
Rush Creek II                              5,026,400.70          0.70%
TRAK Microwave Industrial Building         4,291,232.79          0.37%
Hampton Inn - Colton, CA                   4,100,000.00          0.61%
West Marine Plaza                          3,885,792.79          0.36%
Zeman Portfolio - Sunny Acres              3,784,282.00          0.20%
Black Hills Medical Park                   3,766,030.52          0.08%
Walgreens - Sacramento, CA                 3,590,601.70          0.52%
Office Depot/ Michael's                    3,495,220.76          0.34%
Sonterra Park Market                       3,483,384.14          0.42%
A-1 Santa Ana Self Storage                 2,994,032.36          0.29%
Sunrise Medical Tower V                    2,343,944.67          0.25%
Sun Communities - Bonita Lake              1,520,000.00          0.04%
Sunrise Medical Tower IV                   1,150,629.52          0.12%
Riverview Plaza                           10,660,341.29          1.05%
Storage USA - Savi Ranch                   6,600,000.00          0.99%
Storage Choice - Pearland                  3,087,324.77          0.40%
Storage Choice Sugar Land                  3,091,537.00          0.42%
Storage Columbus Macon Road                2,140,941.04          0.34%
Ross Valley Self Storage                   4,291,353.13          0.35%
Smoky Hill Town Center Phase II            2,595,060.39          0.33%
Brookhollow Village Shopping Center        3,991,921.54          0.40%
Texas Station Shopping Center              2,591,376.62          0.43%
Prescott Valley Shopping Center            7,492,363.46          0.46%
1 Kimberly Road & 10 Alvin Court           6,150,000.00          0.64%
Boulder Bins Self Storage                  5,493,910.89          0.45%
Jefferson at Congressional (Land)         18,500,000.00          3.30%
Commonwealth Commerces Center              9,266,530.13          0.98%
Redline Self Storage                       2,175,552.82          0.13%
Stor All - Tchoupitoulas                   7,117,694.60          0.68%
Arts Industria Building                    4,241,655.54          0.48%
Courtyard Springfield                     13,650,000.00          0.94%
Malibu Self Storage                        5,775,000.00          0.76%
Corporate Center                          32,900,000.00          1.89%
Dutch Village                              2,900,000.00          0.35%
Annunziata Multifamily Portfolio I         4,750,000.00          0.18%
Storage One at Tenaya                      3,584,989.39          0.34%
Congressional Village                     32,500,000.00          5.79%
Roswell Village                           12,300,000.00          1.18%
Summit Plaza Self Storage                  4,077,738.38          0.41%
Kennedy Meadows MHC                        2,217,757.41          0.08%
Skytop Pavillion I                        13,345,000.00          0.71%
Truxtun Avenue                             4,995,476.04          0.55%
Storage USA Waldorf                        5,644,083.55          0.32%
Fredericksburg Westwood Center Retail     10,850,998.81          1.59%
Lockaway SS - Hollywood                    3,375,000.00          0.43%
American Self Storage                      4,985,325.83          0.40%
8210 Wellmoor Court                        3,450,000.00          0.17%
Annunziata Multifamily Portfolio II        3,100,000.00          0.11%
3100 Weslayan                              4,650,000.00          0.54%
Bluffton Commons                          10,180,000.00          0.99%
Storage USA - Tamarisk                     3,899,417.61          0.57%
Plaza 205                                 16,000,000.00          2.10%
CLK - Paddock Place Apartments             5,610,000.00          0.23%
Summit Place Apartments                    6,386,934.28          0.60%
Princeton Arms & Court                    24,813,390.73          0.60%
Zeman Portfolio - Colonial Estates         4,704,730.00          0.24%
Quail Run / Southpointe                    7,578,419.21          0.89%
Zeman Portfolio - Valley Oaks              4,847,604.00          0.25%
Cascades Apts - Phoenix, AZ                6,123,788.28          0.33%
North Oak Apartments                       3,995,546.72          0.08%
Huntington Apartments                      9,140,000.00          0.18%
Fairmeadow Apartments                      4,240,000.00          0.07%
Ocean Luxury Residences                   90,000,000.00          1.82%
Country Club Ridge                         5,500,000.00          0.80%
Zeman Portfolio - Edgebrook                6,800,000.00          0.35%
Zeman Portfolio - Maple Grove Estates      6,476,490.00          0.31%
AMLI Timberglen                           10,400,000.00          0.26%
Acerno Villas Apartments                  12,400,000.00          1.50%
Brook Lyn Apartments                       3,400,000.00          0.33%
Zeman Portfolio - Alpine Village          17,442,282.00          1.98%
Saddlebrook Apartments                    11,750,000.00          1.47%
Bank of America Center                   137,000,000.00          3.75%
Charles Square                            77,000,000.00          4.13%
Rentar Plaza                              52,000,000.00          0.64%


This material is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). The securities mentioned herein have not been and will not be registered under the Securities Act of 1933 (as amended, the "Securities Act") or any state securities or foreign securities laws and may not be re-offered, resold, pledged or otherwise transferred except (a) (i) to a person who is a qualified institutional buyer (as defined in the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act or
(ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (b) in accordance with all applicable securities laws of the United States or foreign jurisdictions and (c) otherwise in accordance with the terms of the Pooling and Servicing Agreement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final Private Placement Memorandum for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Certain terms used herein are defined in the Private Placement Memorandum.


Banc of America Securities LLC

                         Price/Yield Table - Class A-1A

------------------------------------------------------------------------------------------------------------------------------------
Security ID:          BACM Series 2004-5   Initial Balance:                 241,609,000
Settlement Date:      11/23/04             Initial Pass-Through Rate:             4.396%
Accrual Start Date:   11/01/04
First Pay Date:       12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Prepayment (CPR)             Scenario 1              Scenario 2              Scenario 3
------------------------------------------------------------------------------------------------------------------------------------
                                                 Extension Scenario             Default Sce
------------------------------------------------------------------------------------------------------------------------------------
        Ext (months)                   0.00                   24.00                    0.00
       Balloon Ext %                   0.00%                  25.00%                   0.00%

       Default (CDR)
                 CDR                     NA                      NA                   16.00
    Default in month                     NA                      NA                   24.00
       Loss Seveirty                     NA                      NA                   45.00%
        Recovery Lag                     NA                      NA                   12.00

           During YM                   0.00%                   0.00%                   0.00%
         During Open                   0.00%                  25.00%                  50.00%

                                 Scenario 1              Scenario 2              Scenario 3
        100.00000000                   4.42                    4.42                    4.26
        100.06250000                   4.40                    4.41                    4.25
        100.12500000                   4.39                    4.39                    4.24
        100.18750000                   4.38                    4.38                    4.22
        100.25000000                   4.37                    4.37                    4.21
        100.31250000                   4.36                    4.36                    4.20
        100.37500000                   4.35                    4.35                    4.19
        100.43750000                   4.33                    4.34                    4.18
        100.50000000                   4.32                    4.33                    4.16
        100.56250000                   4.31                    4.32                    4.15
        100.62500000                   4.30                    4.31                    4.14
        100.68750000                   4.29                    4.29                    4.13
        100.75000000                   4.28                    4.28                    4.12
        100.81250000                   4.26                    4.27                    4.10
        100.87500000                   4.25                    4.26                    4.09
        100.93750000                   4.24                    4.25                    4.08
        101.00000000                   4.23                    4.24                    4.07
           WAL (yrs)                   6.34                    6.66                    6.19
             Mod Dur                   5.34                    5.58                    5.23
      First Prin Pay             12/10/2004              12/10/2004              12/10/2004
            Maturity              9/10/2014               9/10/2014              11/10/2019
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Assumptions                                                                                          Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)   Yield (BEY%)
--------------------------------                                                                  ----------   ------------
Initial Balance is as of November 2004                                                                  1/12         2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                     1/4         2.592%
100% of All Prepayment Premiums are assumed to be collected                                              1/2         2.592%
Prepayment Premiums are allocated to one or more classes                                                   2         2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-             3         2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5         3.355%
No Extensions on any Mortgage Loan                                                                        10         4.086%
No Delinquencies on any Mortgage Loan                                                                     30         4.846%
No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-1

------------------------------------------------------------------------------------------------------------------------------------
Security ID:          BACM Series 2004-5   Initial Balance:                  57,600,000
Settlement Date:      11/23/04             Initial Pass-Through Rate:            3.6370%
Accrual Start Date:   11/01/04
First Pay Date:       12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Prepayment (CPR)             Scenario 1              Scenario 2              Scenario 3
------------------------------------------------------------------------------------------------------------------------------------
                                                 Extension Scenario             Default Sce
------------------------------------------------------------------------------------------------------------------------------------
        Ext (months)                   0.00                   24.00                    0.00
       Balloon Ext %                   0.00%                  25.00%                   0.00%

       Default (CDR)
                 CDR                     NA                      NA                   16.00
    Default in month                     NA                      NA                   24.00
       Loss Seveirty                     NA                      NA                   45.00%
        Recovery Lag                     NA                      NA                   12.00

           During YM                   0.00%                   0.00%                   0.00%
         During Open                   0.00%                  25.00%                  50.00%

                                 Scenario 1              Scenario 2              Scenario 3
         99.75000000                   3.72                    3.72                    3.73
         99.81250000                   3.70                    3.70                    3.71
         99.87500000                   3.68                    3.68                    3.68
         99.93750000                   3.65                    3.65                    3.65
        100.00000000                   3.63                    3.63                    3.62
        100.06250000                   3.61                    3.61                    3.60
        100.12500000                   3.58                    3.58                    3.57
        100.18750000                   3.56                    3.56                    3.54
        100.25000000                   3.54                    3.54                    3.52
        100.31250000                   3.51                    3.51                    3.49
        100.37500000                   3.49                    3.49                    3.46
        100.43750000                   3.47                    3.47                    3.43
        100.50000000                   3.44                    3.45                    3.41
        100.56250000                   3.42                    3.42                    3.38
        100.62500000                   3.40                    3.40                    3.35
        100.68750000                   3.37                    3.38                    3.32
        100.75000000                   3.35                    3.35                    3.30
           WAL (Yrs)                   2.89                    2.91                    2.43
             Mod Dur                   2.67                    2.69                    2.28
        FirstPrinPay             12/10/2004              12/10/2004              12/10/2004
            Maturity              7/10/2009               7/10/2009               2/10/2008
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Assumptions                                                                                          Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)   Yield (BEY%)
--------------------------------                                                                  ----------   ------------
Initial Balance is as of November 2004                                                                  1/12         2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                     1/4         2.592%
100% of All Prepayment Premiums are assumed to be collected                                              1/2         2.592%
Prepayment Premiums are allocated to one or more classes                                                   2         2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-             3         2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5         3.355%
No Extensions on any Mortgage Loan                                                                        10         4.086%
No Delinquencies on any Mortgage Loan                                                                     30         4.846%
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-2

------------------------------------------------------------------------------------------------------------------------------------
Security ID:          BACM Series 2004-5   Initial Balance:                 251,176,000
Settlement Date:      11/23/04             Initial Pass-Through Rate:             4.015%
Accrual Start Date:   11/01/04
First Pay Date:       12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Prepayment (CPR)             Scenario 1              Scenario 2              Scenario 3
------------------------------------------------------------------------------------------------------------------------------------
                                                 Extension Scenario             Default Sce
------------------------------------------------------------------------------------------------------------------------------------
        Ext (months)                   0.00                   24.00                    0.00
       Balloon Ext %                   0.00%                  25.00%                   0.00%

       Default (CDR)
                 CDR                     NA                      NA                   16.00
    Default in month                     NA                      NA                   24.00
       Loss Seveirty                     NA                      NA                   45.00%
        Recovery Lag                     NA                      NA                   12.00

           During YM                   0.00%                   0.00%                   0.00%
         During Open                   0.00%                  25.00%                  50.00%

                                 Scenario 1              Scenario 2              Scenario 3
        100.00000000                   4.03                    4.03                    4.02
        100.06250000                   4.01                    4.01                    4.01
        100.12500000                   4.00                    4.00                    3.99
        100.18750000                   3.98                    3.99                    3.97
        100.25000000                   3.97                    3.97                    3.96
        100.31250000                   3.95                    3.96                    3.94
        100.37500000                   3.94                    3.94                    3.92
        100.43750000                   3.92                    3.93                    3.91
        100.50000000                   3.91                    3.92                    3.89
        100.56250000                   3.89                    3.90                    3.87
        100.62500000                   3.88                    3.89                    3.86
        100.68750000                   3.86                    3.88                    3.84
        100.75000000                   3.85                    3.86                    3.83
        100.81250000                   3.84                    3.85                    3.81
        100.87500000                   3.82                    3.84                    3.79
        100.93750000                   3.81                    3.82                    3.78
        101.00000000                   3.79                    3.81                    3.76
           WAL (yrs)                   4.77                    5.16                    4.20
             Mod Dur                   4.27                    4.57                    3.79
      First Prin Pay              7/10/2009               7/10/2009               2/10/2008
            Maturity             11/10/2009               7/10/2011               9/10/2009
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Assumptions                                                                                          Treasury Curve as of
------------------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)   Yield (BEY%)
--------------------------------                                                                  ----------   ------------
Initial Balance is as of November 2004                                                                  1/12         2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                     1/4         2.592%
100% of All Prepayment Premiums are assumed to be collected                                              1/2         2.592%
Prepayment Premiums are allocated to one or more classes                                                   2         2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-             3         2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5         3.355%
No Extensions on any Mortgage Loan                                                                        10         4.086%
No Delinquencies on any Mortgage Loan                                                                     30         4.846%
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-3

------------------------------------------------------------------------------------------------------------------------------------
Security ID:          BACM Series 2004-5   Initial Balance:                 307,618,000
Settlement Date:      11/23/04             Initial Pass-Through Rate:             4.420%
Accrual Start Date:   11/01/04
First Pay Date:       12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Prepayment (CPR)             Scenario 1              Scenario 2              Scenario 3
------------------------------------------------------------------------------------------------------------------------------------
                                                 Extension Scenario             Default Sce
------------------------------------------------------------------------------------------------------------------------------------
        Ext (months)                   0.00                   24.00                    0.00
       Balloon Ext %                   0.00%                  25.00%                   0.00%

       Default (CDR)
                 CDR                     NA                      NA                   16.00
    Default in month                     NA                      NA                   24.00
       Loss Seveirty                     NA                      NA                   45.00%
        Recovery Lag                     NA                      NA                   12.00

           During YM                   0.00%                   0.00%                   0.00%
         During Open                   0.00%                  25.00%                  50.00%

                                 Scenario 1              Scenario 2              Scenario 3
        100.00000000                   4.44                    4.44                    4.44
        100.06250000                   4.43                    4.43                    4.43
        100.12500000                   4.42                    4.42                    4.41
        100.18750000                   4.41                    4.41                    4.40
        100.25000000                   4.40                    4.40                    4.39
        100.31250000                   4.39                    4.39                    4.38
        100.37500000                   4.38                    4.38                    4.36
        100.43750000                   4.37                    4.37                    4.35
        100.50000000                   4.35                    4.36                    4.34
        100.56250000                   4.34                    4.35                    4.33
        100.62500000                   4.33                    4.34                    4.31
        100.68750000                   4.32                    4.33                    4.30
        100.75000000                   4.31                    4.32                    4.29
        100.81250000                   4.30                    4.31                    4.28
        100.87500000                   4.29                    4.30                    4.26
        100.93750000                   4.28                    4.29                    4.25
        101.00000000                   4.27                    4.28                    4.24
           WAL (yrs)                   6.77                    7.12                    5.76
             Mod Dur                   5.73                    5.98                    4.97
      First Prin Pay             11/10/2009               7/10/2011               9/10/2009
            Maturity              1/10/2014               1/10/2014               9/10/2011
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Assumptions                                                                                          Treasury Curve as of
-----------                                                                                          --------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)   Yield (BEY%)
--------------------------------                                                                  ----------   ------------
Initial Balance is as of November 2004                                                                  1/12         2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                     1/4         2.592%
100% of All Prepayment Premiums are assumed to be collected                                              1/2         2.592%
Prepayment Premiums are allocated to one or more classes                                                   2         2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-             3         2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5         3.355%
No Extensions on any Mortgage Loan                                                                        10         4.086%
No Delinquencies on any Mortgage Loan                                                                     30         4.846%
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-AB

------------------------------------------------------------------------------------------------------------------------------------
Security ID:          BACM Series 2004-5   Initial Balance:                  46,487,000
Settlement Date:      11/23/04             Initial Pass-Through Rate:             4.524%
Accrual Start Date:   11/01/04
First Pay Date:       12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Prepayment (CPR)             Scenario 1              Scenario 2              Scenario 3
------------------------------------------------------------------------------------------------------------------------------------
                                                 Extension Scenario             Default Sce
------------------------------------------------------------------------------------------------------------------------------------
        Ext (months)                   0.00                   24.00                    0.00
       Balloon Ext %                   0.00%                  25.00%                   0.00%

       Default (CDR)
                 CDR                     NA                      NA                   16.00
    Default in month                     NA                      NA                   24.00
       Loss Seveirty                     NA                      NA                   45.00%
        Recovery Lag                     NA                      NA                   12.00

           During YM                   0.00%                   0.00%                   0.00%
         During Open                   0.00%                  25.00%                  50.00%

                                 Scenario 1              Scenario 2              Scenario 3
        100.00000000                   4.55                    4.55                    4.55
        100.06250000                   4.54                    4.54                    4.53
        100.12500000                   4.53                    4.53                    4.52
        100.18750000                   4.52                    4.52                    4.51
        100.25000000                   4.50                    4.50                    4.50
        100.31250000                   4.49                    4.49                    4.49
        100.37500000                   4.48                    4.48                    4.48
        100.43750000                   4.47                    4.47                    4.46
        100.50000000                   4.46                    4.46                    4.45
        100.56250000                   4.45                    4.45                    4.44
        100.62500000                   4.44                    4.44                    4.43
        100.68750000                   4.43                    4.43                    4.42
        100.75000000                   4.42                    4.42                    4.41
        100.81250000                   4.41                    4.41                    4.40
        100.87500000                   4.40                    4.40                    4.38
        100.93750000                   4.39                    4.39                    4.37
        101.00000000                   4.38                    4.38                    4.36
           WAL (yrs)                   6.99                    6.99                    6.33
             Mod Dur                   5.85                    5.85                    5.38
      First Prin Pay              7/10/2009               7/10/2009               7/10/2009
            Maturity              1/10/2014               1/10/2014               9/10/2011
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Assumptions                                                                                          Treasury Curve as of
-----------                                                                                          --------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)   Yield (BEY%)
--------------------------------                                                                  ----------   ------------
Initial Balance is as of November 2004                                                                  1/12         2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                     1/4         2.592%
100% of All Prepayment Premiums are assumed to be collected                                              1/2         2.592%
Prepayment Premiums are allocated to one or more classes                                                   2         2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-             3         2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5         3.355%
No Extensions on any Mortgage Loan                                                                        10         4.086%
No Delinquencies on any Mortgage Loan                                                                     30         4.846%
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-4

------------------------------------------------------------------------------------------------------------------------------------
Security ID:          BACM Series 2004-5   Initial Balance:                 198,649,000
Settlement Date:      11/23/04             Initial Pass-Through Rate:             4.825%
Accrual Start Date:   11/01/04
First Pay Date:       12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Prepayment (CPR)             Scenario 1              Scenario 2              Scenario 3
------------------------------------------------------------------------------------------------------------------------------------
                                                 Extension Scenario             Default Sce
------------------------------------------------------------------------------------------------------------------------------------
        Ext (months)                   0.00                   24.00                    0.00
       Balloon Ext %                   0.00%                  25.00%                   0.00%

       Default (CDR)
                 CDR                     NA                      NA                   16.00
    Default in month                     NA                      NA                   24.00
       Loss Seveirty                     NA                      NA                   45.00%
        Recovery Lag                     NA                      NA                   12.00

           During YM                   0.00%                   0.00%                   0.00%
         During Open                   0.00%                  25.00%                  50.00%

                                 Scenario 1              Scenario 2              Scenario 3
        100.00000000                   4.86                    4.86                    4.65
        100.06250000                   4.85                    4.85                    4.64
        100.12500000                   4.84                    4.84                    4.63
        100.18750000                   4.83                    4.83                    4.62
        100.25000000                   4.82                    4.82                    4.61
        100.31250000                   4.82                    4.82                    4.60
        100.37500000                   4.81                    4.81                    4.60
        100.43750000                   4.80                    4.80                    4.59
        100.50000000                   4.79                    4.79                    4.58
        100.56250000                   4.78                    4.78                    4.57
        100.62500000                   4.78                    4.78                    4.56
        100.68750000                   4.77                    4.77                    4.55
        100.75000000                   4.76                    4.76                    4.54
        100.81250000                   4.75                    4.75                    4.53
        100.87500000                   4.74                    4.74                    4.53
        100.93750000                   4.73                    4.73                    4.52
        101.00000000                   4.73                    4.73                    4.51
           WAL (yrs)                   9.64                    9.68                    8.81
             Mod Dur                   7.54                    7.56                    7.00
      First Prin Pay              1/10/2014               1/10/2014               9/10/2011
            Maturity              9/10/2014               9/10/2014              11/10/2019
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Assumptions                                                                                          Treasury Curve as of
-----------                                                                                          --------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)   Yield (BEY%)
--------------------------------                                                                  ----------   ------------
Initial Balance is as of November 2004                                                                  1/12         2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                     1/4         2.592%
100% of All Prepayment Premiums are assumed to be collected                                              1/2         2.592%
Prepayment Premiums are allocated to one or more classes                                                   2         2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-             3         2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5         3.355%
No Extensions on any Mortgage Loan                                                                        10         4.086%
No Delinquencies on any Mortgage Loan                                                                     30         4.846%
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-J

------------------------------------------------------------------------------------------------------------------------------------
Security ID:          BACM Series 2004-5   Initial Balance:                  91,353,000
Settlement Date:      11/23/04             Initial Pass-Through Rate:             4.871%
Accrual Start Date:   11/01/04
First Pay Date:       12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Prepayment (CPR)             Scenario 1              Scenario 2              Scenario 3
------------------------------------------------------------------------------------------------------------------------------------
                                                 Extension Scenario             Default Sce
------------------------------------------------------------------------------------------------------------------------------------
        Ext (months)                   0.00                   24.00                    0.00
       Balloon Ext %                   0.00%                  25.00%                   0.00%

       Default (CDR)
                 CDR                     NA                      NA                   16.00
    Default in month                     NA                      NA                   24.00
       Loss Seveirty                     NA                      NA                   45.00%
        Recovery Lag                     NA                      NA                   12.00

           During YM                   0.00%                   0.00%                   0.00%
         During Open                   0.00%                  25.00%                  50.00%

                                 Scenario 1              Scenario 2              Scenario 3
        100.00000000                   4.90                    4.90                  -22.92
        100.06250000                   4.90                    4.90                  -22.93
        100.12500000                   4.89                    4.89                  -22.94
        100.18750000                   4.88                    4.88                  -22.95
        100.25000000                   4.87                    4.87                  -22.97
        100.31250000                   4.86                    4.86                  -22.98
        100.37500000                   4.86                    4.86                  -22.99
        100.43750000                   4.85                    4.85                  -23.00
        100.50000000                   4.84                    4.84                  -23.01
        100.56250000                   4.83                    4.83                  -23.02
        100.62500000                   4.82                    4.82                  -23.03
        100.68750000                   4.82                    4.82                  -23.04
        100.75000000                   4.81                    4.81                  -23.06
        100.81250000                   4.80                    4.80                  -23.07
        100.87500000                   4.79                    4.79                  -23.08
        100.93750000                   4.78                    4.78                  -23.09
        101.00000000                   4.77                    4.78                  -23.10
           WAL (yrs)                   9.80                    9.91                    0.00
             Mod Dur                   7.62                    7.69                    5.53
                             First Prin Pay               9/10/2014               9/10/2014
            Maturity             10/10/2014              11/10/2014               4/10/2014
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Assumptions                                                                                          Treasury Curve as of
-----------                                                                                          --------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)   Yield (BEY%)
--------------------------------                                                                  ----------   ------------
Initial Balance is as of November 2004                                                                  1/12         2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                     1/4         2.592%
100% of All Prepayment Premiums are assumed to be collected                                              1/2         2.592%
Prepayment Premiums are allocated to one or more classes                                                   2         2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-             3         2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5         3.355%
No Extensions on any Mortgage Loan                                                                        10         4.086%
No Delinquencies on any Mortgage Loan                                                                     30         4.846%
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class B

------------------------------------------------------------------------------------------------------------------------------------
Security ID:          BACM Series 2004-5   Initial Balance:                  39,645,000
Settlement Date:      11/23/04             Initial Pass-Through Rate:             4.909%
Accrual Start Date:   11/01/04
First Pay Date:       12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Prepayment (CPR)             Scenario 1              Scenario 2              Scenario 3
------------------------------------------------------------------------------------------------------------------------------------
                                                 Extension Scenario             Default Sce
------------------------------------------------------------------------------------------------------------------------------------
        Ext (months)                   0.00                   24.00                    0.00
       Balloon Ext %                   0.00%                  25.00%                   0.00%

       Default (CDR)
                 CDR                     NA                      NA                   16.00
    Default in month                     NA                      NA                   24.00
       Loss Seveirty                     NA                      NA                   45.00%
        Recovery Lag                     NA                      NA                   12.00

           During YM                   0.00%                   0.00%                   0.00%
         During Open                   0.00%                  25.00%                  50.00%

                                 Scenario 1              Scenario 2              Scenario 3
        100.00000000                   4.94                    4.94                  -37.69
        100.06250000                   4.94                    4.94                  -37.70
        100.12500000                   4.93                    4.93                  -37.72
        100.18750000                   4.92                    4.92                  -37.73
        100.25000000                   4.91                    4.91                  -37.74
        100.31250000                   4.90                    4.90                  -37.76
        100.37500000                   4.89                    4.90                  -37.77
        100.43750000                   4.89                    4.89                  -37.78
        100.50000000                   4.88                    4.88                  -37.80
        100.56250000                   4.87                    4.87                  -37.81
        100.62500000                   4.86                    4.86                  -37.83
        100.68750000                   4.85                    4.86                  -37.84
        100.75000000                   4.85                    4.85                  -37.85
        100.81250000                   4.84                    4.84                  -37.87
        100.87500000                   4.83                    4.83                  -37.88
        100.93750000                   4.82                    4.82                  -37.89
        101.00000000                   4.81                    4.82                  -37.91
           WAL (yrs)                   9.88                   10.06                    0.00
             Mod Dur                   7.66                    7.76                    4.51
                             First Prin Pay              10/10/2014              11/10/2014
            Maturity             10/10/2014               2/10/2016              10/10/2010
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Assumptions                                                                                          Treasury Curve as of
-----------                                                                                          --------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)   Yield (BEY%)
--------------------------------                                                                  ----------   ------------
Initial Balance is as of November 2004                                                                  1/12         2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                     1/4         2.592%
100% of All Prepayment Premiums are assumed to be collected                                              1/2         2.592%
Prepayment Premiums are allocated to one or more classes                                                   2         2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-             3         2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5         3.355%
No Extensions on any Mortgage Loan                                                                        10         4.086%
No Delinquencies on any Mortgage Loan                                                                     30         4.846%
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class C

------------------------------------------------------------------------------------------------------------------------------------
Security ID:          BACM Series 2004-5   Initial Balance:                  13,789,000
Settlement Date:      11/23/04             Initial Pass-Through Rate:             4.938%
Accrual Start Date:   11/01/04
First Pay Date:       12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Prepayment (CPR)             Scenario 1              Scenario 2              Scenario 3
------------------------------------------------------------------------------------------------------------------------------------
                                                 Extension Scenario             Default Sce
------------------------------------------------------------------------------------------------------------------------------------
        Ext (months)                   0.00                   24.00                    0.00
       Balloon Ext %                   0.00%                  25.00%                   0.00%

       Default (CDR)
                 CDR                     NA                      NA                   16.00
    Default in month                     NA                      NA                   24.00
       Loss Seveirty                     NA                      NA                   45.00%
        Recovery Lag                     NA                      NA                   12.00

           During YM                   0.00%                   0.00%                   0.00%
         During Open                   0.00%                  25.00%                  50.00%

                                 Scenario 1              Scenario 2              Scenario 3
        100.00094000                   4.97                    4.97                  -44.45
        100.06344000                   4.96                    4.97                  -44.47
        100.12594000                   4.96                    4.96                  -44.48
        100.18844000                   4.95                    4.95                  -44.49
        100.25094000                   4.94                    4.95                  -44.51
        100.31344000                   4.93                    4.94                  -44.52
        100.37594000                   4.92                    4.93                  -44.54
        100.43844000                   4.92                    4.92                  -44.55
        100.50094000                   4.91                    4.92                  -44.57
        100.56344000                   4.90                    4.91                  -44.58
        100.62594000                   4.89                    4.90                  -44.60
        100.68844000                   4.88                    4.89                  -44.61
        100.75094000                   4.88                    4.89                  -44.63
        100.81344000                   4.87                    4.88                  -44.64
        100.87594000                   4.86                    4.87                  -44.66
        100.93844000                   4.85                    4.87                  -44.67
        101.00094000                   4.84                    4.86                  -44.68
           WAL (yrs)                   9.88                   11.49                    0.00
             Mod Dur                   7.65                    8.58                    4.24
      First Prin Pay             10/10/2014               2/10/2016
            Maturity             10/10/2014               7/10/2016              10/10/2009
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Assumptions                                                                                          Treasury Curve as of
-----------                                                                                          --------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)   Yield (BEY%)
--------------------------------                                                                  ----------   ------------
Initial Balance is as of November 2004                                                                  1/12         2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                     1/4         2.592%
100% of All Prepayment Premiums are assumed to be collected                                              1/2         2.592%
Prepayment Premiums are allocated to one or more classes                                                   2         2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-             3         2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5         3.355%
No Extensions on any Mortgage Loan                                                                        10         4.086%
No Delinquencies on any Mortgage Loan                                                                     30         4.846%
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class D

------------------------------------------------------------------------------------------------------------------------------------
Security ID:          BACM Series 2004-5   Initial Balance:                  22,407,000
Settlement Date:      11/23/04             Initial Pass-Through Rate:             4.991%
Accrual Start Date:   11/01/04
First Pay Date:       12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    Prepayment (CPR)             Scenario 1              Scenario 2              Scenario 3
------------------------------------------------------------------------------------------------------------------------------------
                                                 Extension Scenario             Default Sce
------------------------------------------------------------------------------------------------------------------------------------
        Ext (months)                   0.00                   24.00                    0.00
       Balloon Ext %                   0.00%                  25.00%                   0.00%

       Default (CDR)
                 CDR                     NA                      NA                   16.00
    Default in month                     NA                      NA                   24.00
       Loss Seveirty                     NA                      NA                   45.00%
        Recovery Lag                     NA                      NA                   12.00

           During YM                   0.00%                   0.00%                   0.00%
         During Open                   0.00%                  25.00%                  50.00%

                                 Scenario 1              Scenario 2              Scenario 3
        100.00000000                   5.03                    5.03                  -48.00
        100.06250000                   5.02                    5.02                  -48.01
        100.12500000                   5.01                    5.01                  -48.03
        100.18750000                   5.00                    5.01                  -48.04
        100.25000000                   4.99                    5.00                  -48.06
        100.31250000                   4.99                    4.99                  -48.07
        100.37500000                   4.98                    4.99                  -48.09
        100.43750000                   4.97                    4.98                  -48.10
        100.50000000                   4.96                    4.97                  -48.12
        100.56250000                   4.95                    4.96                  -48.13
        100.62500000                   4.95                    4.96                  -48.15
        100.68750000                   4.94                    4.95                  -48.16
        100.75000000                   4.93                    4.94                  -48.18
        100.81250000                   4.92                    4.94                  -48.19
        100.87500000                   4.91                    4.93                  -48.21
        100.93750000                   4.91                    4.92                  -48.22
        101.00000000                   4.90                    4.91                  -48.24
           WAL (yrs)                   9.91                   11.68                    0.00
             Mod Dur                   7.64                    8.65                    4.12
      First Prin Pay             10/10/2014               7/10/2016
            Maturity             11/10/2014               8/10/2016               7/10/2009
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Assumptions                                                                                          Treasury Curve as of
-----------                                                                                          --------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)   Yield (BEY%)
--------------------------------                                                                  ----------   ------------
Initial Balance is as of November 2004                                                                  1/12         2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                     1/4         2.592%
100% of All Prepayment Premiums are assumed to be collected                                              1/2         2.592%
Prepayment Premiums are allocated to one or more classes                                                   2         2.592%
of the offered certificates as described under "Description of the Certificates-Distributions-             3         2.831%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                        5         3.355%
No Extensions on any Mortgage Loan                                                                        10         4.086%
No Delinquencies on any Mortgage Loan                                                                     30         4.846%
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                                            Price/Yield Table - Class XP

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                  BACM Series 2004-5                                   Initial Balance:               1,348,141,000
Settlement Date:                  11/23/04                                      Initial Pass-Through Rate:           0.8121%
Accrual Start Date:               11/01/04
First Pay Date:                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)   Scenario 1  Scenario 2 Scenario 3    Scenario 4  Scenario 5    Scenario 6  Scenario 7    Scenario 8    Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
During YM            0.00%       0.00%      0.00%         0.00%       0.00%         0.00%       0.00%         0.00%         0.00%
During Open         100.00%     100.00%    100.00%       100.00%     100.00%       100.00%     100.00%       100.00%       100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Defualt (CDR)      Scenario 1  Scenario 2 Scenario 3    Scenario 4  Scenario 5    Scenario 6  Scenario 7    Scenario 8    Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
Default Rate          0.00%       1.00%      2.00%         3.00%       4.00%         5.00%       6.00%         7.00%         8.00%
Loss Severity         0.00%      35.00%     35.00%        35.00%      35.00%        35.00%      35.00%        35.00%        35.00%
Lag (months)            0           12         12            12          12            12          12            12            12
Default Starting
  in Month              0           1          1             1           1             1           1             1             1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   Scenario 1  Scenario 2 Scenario 3    Scenario 4  Scenario 5    Scenario 6  Scenario 7    Scenario 8    Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
     3.703810000      4.94        4.94       4.94          4.94        4.94          4.94        4.94          4.61          4.06
     3.719430000      4.78        4.78       4.78          4.78        4.78          4.78        4.78          4.45          3.90
     3.735060000      4.62        4.62       4.62          4.62        4.62          4.62        4.62          4.30          3.74
     3.750680000      4.46        4.46       4.46          4.46        4.46          4.46        4.46          4.14          3.58
     3.766310000      4.31        4.31       4.31          4.31        4.31          4.31        4.31          3.98          3.42
     3.781930000      4.15        4.15       4.15          4.15        4.15          4.15        4.15          3.82          3.27
     3.797560000      4.00        4.00       4.00          4.00        4.00          4.00        4.00          3.67          3.11
     3.813180000      3.84        3.84       3.84          3.84        3.84          3.84        3.84          3.52          2.96
     3.828810000      3.69        3.69       3.69          3.69        3.69          3.69        3.69          3.36          2.81
     3.844430000      3.54        3.54       3.54          3.54        3.54          3.54        3.54          3.21          2.65
     3.860060000      3.39        3.39       3.39          3.39        3.39          3.39        3.39          3.06          2.50
     3.875680000      3.24        3.24       3.24          3.24        3.24          3.24        3.24          2.91          2.35
     3.891310000      3.09        3.09       3.09          3.09        3.09          3.09        3.09          2.76          2.21
     3.906930000      2.94        2.94       2.94          2.94        2.94          2.94        2.94          2.62          2.06
     3.922560000      2.80        2.80       2.80          2.80        2.80          2.80        2.80          2.47          1.91
     3.938180000      2.65        2.65       2.65          2.65        2.65          2.65        2.65          2.32          1.77
     3.953810000      2.51        2.51       2.51          2.51        2.51          2.51        2.51          2.18          1.62
WAL (yrs)             5.21        5.21       5.21          5.21        5.21          5.21        5.21          5.15          5.07
Mod Dur               2.65        2.65       2.65          2.65        2.65          2.65        2.65         2.648         2.648
First Prin Pay     5/10/2005   5/10/2005  5/10/2005     5/10/2005   5/10/2005     5/10/2005   5/10/2005     5/10/2005     5/10/2005
Maturity           11/10/2011  11/10/2011 11/10/2011    11/10/2011  11/10/2011    11/10/2011  11/10/2011    11/10/2011    11/10/2011
Yield Spread           31          31         31            31          31            31          31            -1           -56
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                   Treasury Curve as of
                                                                                                  ----------------------------------
1% Cleanup Call is Exercised                                                                      Term (Yrs)           Yield (BEY%)
----------------------------                                                                      ----------------  ----------------
Initial Balance is as of November 2004                                                               1/12                 2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%

100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%

Prepayment Premiums are allocated to one or more classes                                              2                   2.592%

of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%

No Extensions on any Mortgage Loan                                                                    10                  4.086%

                                                                                                      30                  4.846%
------------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                 Likelihood of Receipt of Prepayment Penalties


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                              Price/Yield Table - Class XP

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                  BACM Series 2004-5                                   Initial Balance:               1,348,141,000
Settlement Date:                  11/23/04                                      Initial Pass-Through Rate:           0.8121%
Accrual Start Date:               11/01/04
First Pay Date:                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)   Scenario 1  Scenario 2  Scenario 3   Scenario 4  Scenario 5    Scenario 6  Scenario 7    Scenario 8    Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
During YM             0.00%       0.00%       0.00%        0.00%       0.00%         0.00%       0.00%         0.00%         0.00%
During Open         100.00%     100.00%     100.00%      100.00%     100.00%       100.00%     100.00%       100.00%       100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Defualt (CDR)      Scenario 1  Scenario 2  Scenario 3   Scenario 4  Scenario 5    Scenario 6  Scenario 7    Scenario 8    Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
Default Rate          0.00%       1.00%       2.00%        3.00%       4.00%         5.00%       6.00%         7.00%         8.00%
Loss Severity         0.00%      35.00%      35.00%       35.00%      35.00%        35.00%      35.00%        35.00%        35.00%
Lag (months)            0          12          12           12          12            12          12            12            12
Default Starting
  in Month              0          24          24           24          24            24          24            24            24
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   Scenario 1  Scenario 2  Scenario 3   Scenario 4  Scenario 5    Scenario 6  Scenario 7    Scenario 8    Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
     3.703810000      4.94        4.94        4.94         4.94        4.94          4.94        4.94          4.94          4.93
     3.719430000      4.78        4.78        4.78         4.78        4.78          4.78        4.78          4.78          4.77
     3.735060000      4.62        4.62        4.62         4.62        4.62          4.62        4.62          4.62          4.62
     3.750680000      4.46        4.46        4.46         4.46        4.46          4.46        4.46          4.46          4.46
     3.766310000      4.31        4.31        4.31         4.31        4.31          4.31        4.30          4.30          4.30
     3.781930000      4.15        4.15        4.15         4.15        4.15          4.15        4.15          4.15          4.15
     3.797560000      4.00        4.00        4.00         4.00        4.00          4.00        3.99          3.99          3.99
     3.813180000      3.84        3.84        3.84         3.84        3.84          3.84        3.84          3.84          3.84
     3.828810000      3.69        3.69        3.69         3.69        3.69          3.69        3.69          3.69          3.68
     3.844430000      3.54        3.54        3.54         3.54        3.54          3.54        3.54          3.54          3.53
     3.860060000      3.39        3.39        3.39         3.39        3.39          3.39        3.39          3.39          3.38
     3.875680000      3.24        3.24        3.24         3.24        3.24          3.24        3.24          3.24          3.23
     3.891310000      3.09        3.09        3.09         3.09        3.09          3.09        3.09          3.09          3.08
     3.906930000      2.94        2.94        2.94         2.94        2.94          2.94        2.94          2.94          2.94
     3.922560000      2.80        2.80        2.80         2.80        2.80          2.80        2.79          2.79          2.79
     3.938180000      2.65        2.65        2.65         2.65        2.65          2.65        2.65          2.65          2.64
     3.953810000      2.51        2.51        2.51         2.51        2.51          2.50        2.50          2.50          2.50
WAL (yrs)             5.21        5.21        5.21         5.21        5.21          5.21        5.21          5.21          5.21
Mod Dur               2.65        2.65        2.65         2.65        2.65          2.65        2.65          2.65          2.65
First Prin Pay      5/10/2005   5/10/2005  5/10/2005     5/10/2005  5/10/2005      5/10/2005  5/10/2005      5/10/2005     5/10/2005
Maturity           11/10/2011  11/10/2011  11/10/2011   11/10/2011  11/10/2011    11/10/2011  11/10/2011    11/10/2011    11/10/2011
Yield Spread         30.529      30.529      30.529       30.529      30.502        30.431      30.34         30.181        29.946
Yield Spread           50          50          50           50          50            50          50            50            46
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                   Treasury Curve as of
                                                                                                  ----------------------------------
1% Cleanup Call is Exercised                                                                      Term (Yrs)           Yield (BEY%)
----------------------------                                                                      ----------------  ----------------
Initial Balance is as of November 2004                                                               1/12                 2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%

100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%

Prepayment Premiums are allocated to one or more classes                                              2                   2.592%

of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%

No Extensions on any Mortgage Loan                                                                    10                  4.086%

                                                                                                      30                  4.846%
------------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                 Likelihood of Receipt of Prepayment Penalties




This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.



Banc of America Securities LLC

                                  Price/Yield Table - Class XP

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                  BACM Series 2004-5                                   Initial Balance:               1,348,141,000
Settlement Date:                  11/23/04                                      Initial Pass-Through Rate:           0.8121%
Accrual Start Date:               11/01/04
First Pay Date:                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)   Scenario 1  Scenario 2   Scenario 3  Scenario 4    Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM             0.00%      25.00%       50.00%      75.00%       100.00%
During Open           0.00%      25.00%       50.00%      75.00%       100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   Scenario 1  Scenario 2   Scenario 3  Scenario 4    Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     3.703810000      4.94        4.94         4.93        4.93          4.74
     3.719430000      4.78        4.78         4.77        4.77          4.58
     3.735060000      4.62        4.62         4.62        4.61          4.42
     3.750680000      4.46        4.46         4.46        4.45          4.26
     3.766310000      4.31        4.31         4.30        4.30          4.11
     3.781930000      4.15        4.15         4.15        4.14          3.95
     3.797560000      4.00        3.99         3.99        3.99          3.80
     3.813180000      3.84        3.84         3.84        3.83          3.65
     3.828810000      3.69        3.69         3.69        3.68          3.49
     3.844430000      3.54        3.54         3.53        3.53          3.34
     3.860060000      3.39        3.39         3.38        3.38          3.19
     3.875680000      3.24        3.24         3.23        3.23          3.04
     3.891310000      3.09        3.09         3.09        3.08          2.90
     3.906930000      2.94        2.94         2.94        2.93          2.75
     3.922560000      2.80        2.79         2.79        2.79          2.60
     3.938180000      2.65        2.65         2.65        2.64          2.46
     3.953810000      2.51        2.50         2.50        2.50          2.32
WAL (yrs)             5.21        5.21         5.21        5.21          5.19
Mod Dur               2.65        2.65         2.65        2.65          2.67
First Prin Pay      5/10/2005  5/10/2005    5/10/2005   5/10/2005     5/10/2005
Maturity           11/10/2011  11/10/2011   11/10/2011  11/10/2011    11/10/2011
Yield Spread         31          30           30          30            11
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                   Treasury Curve as of
                                                                                                  ----------------------------------
1% Cleanup Call is Exercised                                                                      Term (Yrs)           Yield (BEY%)
----------------------------                                                                      ----------------  ----------------
Initial Balance is as of November 2004                                                               1/12                 2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%

100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%

Prepayment Premiums are allocated to one or more classes                                              2                   2.592%

of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%

No Extensions on any Mortgage Loan                                                                    10                  4.086%

No Delinquencies on any Mortgage Loan                                                                 30                  4.846%

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                 Likelihood of Receipt of Prepayment Penalties


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                                  Price/Yield Table - Class XP

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                  BACM Series 2004-5                                   Initial Balance:               1,348,141,000
Settlement Date:                  11/23/04                                      Initial Pass-Through Rate:           0.8121%
Accrual Start Date:               11/01/04
First Pay Date:                   12/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)     Scenario 1  Scenario 2  Scenario 3   Scenario 4  Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM               0.00%      0.00%       0.00%        0.00%       0.00%
During Open             0.00%      25.00%      50.00%       75.00%     100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                     Scenario 1  Scenario 2  Scenario 3   Scenario 4  Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     3.703810000        4.94        4.94        4.94         4.94        4.94
     3.719430000        4.78        4.78        4.78         4.78        4.78
     3.735060000        4.62        4.62        4.62         4.62        4.62
     3.750680000        4.46        4.46        4.46         4.46        4.46
     3.766310000        4.31        4.31        4.31         4.31        4.31
     3.781930000        4.15        4.15        4.15         4.15        4.15
     3.797560000        4.00        4.00        4.00         4.00        4.00
     3.813180000        3.84        3.84        3.84         3.84        3.84
     3.828810000        3.69        3.69        3.69         3.69        3.69
     3.844430000        3.54        3.54        3.54         3.54        3.54
     3.860060000        3.39        3.39        3.39         3.39        3.39
     3.875680000        3.24        3.24        3.24         3.24        3.24
     3.891310000        3.09        3.09        3.09         3.09        3.09
     3.906930000        2.94        2.94        2.94         2.94        2.94
     3.922560000        2.80        2.80        2.80         2.80        2.80
     3.938180000        2.65        2.65        2.65         2.65        2.65
     3.953810000        2.51        2.51        2.51         2.51        2.51
WAL (yrs)               5.21        5.21        5.21         5.21        5.21
Mod Dur                 2.65        2.65        2.65         2.65        2.65
First Prin Pay        5/10/2005  5/10/2005   5/10/2005    5/10/2005   5/10/2005
Maturity             11/10/2011  11/10/2011  11/10/2011   11/10/2011  11/10/2011
Yield Spread             31          31          31           31         31
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Assumptions                                                                                   Treasury Curve as of
                                                                                                  ----------------------------------
1% Cleanup Call is Exercised                                                                      Term (Yrs)           Yield (BEY%)
----------------------------                                                                      ----------------  ----------------
Initial Balance is as of November 2004                                                               1/12                 2.592%
--------------------------------------
Prepay Rates are a Constant % of CPR                                                                 1/4                  2.592%

100% of All Prepayment Premiums are assumed to be collected                                          1/2                  2.592%

Prepayment Premiums are allocated to one or more classes                                              2                   2.592%

of the offered certificates as described under "Description of the Certificates-Distributions-        3                   2.831%

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                   3.355%

No Extensions on any Mortgage Loan                                                                    10                  4.086%

No Delinquencies on any Mortgage Loan                                                                 30                  4.846%

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

                       Rating Agencies Do Not Address the
                 Likelihood of Receipt of Prepayment Penalties




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Banc of America Securities LLC